DEED TO SECURE DEBT AND
                  SECURITY AGREEMENT

             Dated                 , 1994

            in the amount of $8,175,000.00

                        between

     CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XV
                  900 North Michigan
             Chicago, Illinois  60611-1575
                    (the "Grantor")

                          and

         GENERAL ELECTRIC CAPITAL CORPORATION
             Suite 900, One Georgia Center
               600 West Peachtree, N.W.
                Atlanta, Georgia 30308
                    (the "Grantee")


                 LOCATION OF PREMISES

              3471 North Druid Hills Road
            Atlanta, DeKalb County, Georgia


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          After recording, please return to:
               Thomas K. Dotzenrod, Esq.
                    King & Spalding
                 191 Peachtree Street
              Atlanta, Georgia 30303-1763

This instrument was prepared by the above named attorney.


THIS INSTRUMENT IS ALSO TO BE INDEXED IN THE INDEX OF UNIFORM
         COMMERCIAL CODE FINANCING STATEMENTS.


                  DEED TO SECURE DEBT AND
                      SECURITY AGREEMENT




          THIS DEED TO SECURE DEBT AND SECURITY AGREEMENT, made and given this 2ND day of November, 1994, by CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XV, an Illinois limited partnership having JMB Realty Corporation and Realty Associates - XV, L.P. as its only general partners and having its principal place of business at 900 North Michigan Avenue, Chicago, Illinois 60611-1575,
Attention: Stephen A. Lovelette (herein called "Grantor"); and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation having an office at Suite 900, One Georgia Center, 600 West Peachtree Street, N.W., Atlanta, Fulton County, Georgia 30308 (herein called "Grantee"):


W I T N E S S E T H: That:


          THAT FOR AND IN CONSIDERATION of the sum of TEN AND NO/ 100 DOLLARS ($10.00) and other valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, and in order to secure (i) the indebtedness of Grantor hereinafter set forth, (ii) all amounts, sums and expenses paid hereunder by Grantee according to the terms hereof and (iii) all other obligations and liabilities of Grantor hereunder, together with interest on the said indebtedness, obligations, liabilities, amounts, sums and expenses (all of the aforesaid are hereinafter collectively referred to as the "Indebtedness"), Grantor hereby grants, bargains, sells, warrants, conveys, aliens, remises, releases, assigns, sets over and confirms to Grantee:

     ALL THOSE CERTAIN lot(s), piece(s) or parcel(s) of land described in Exhibit "A", attached hereto and by this reference incorporated herein and made a part hereof;

     TOGETHER WITH the buildings, structures and improvements now or hereafter located on said land and all right, title and interest, if any, of Grantor in and to the streets and roads abutting said land to the center lines thereof, the strips and gores within or adjoining said land, the air space and right to use said air space above said land, all rights of ingress and egress by pedestrians and motor vehicles to parking facilities on or within said land, and all easements now or hereafter affecting said land, royalties and all rights appertaining to the use and enjoyment of said land, including, without limitation, alley, drainage, sewer, mineral, water, oil and gas rights, rights-of-way, vaults, ways, passages, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances whatsoever, in any way belonging, relating or appertaining to the land or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Grantor and the reversion and reversions, remainder and remainders (said land, together with said buildings and improvements, the property and other rights, privileges and interests encumbered and conveyed hereby, are hereinafter collectively referred to as the "Premises");

          TOGETHER WITH all right, title, and interest now held or hereafter acquired by Grantor in and to all fixtures and articles of personal property and all appurtenances and additions thereto and substitutions or replacements thereof, now or hereafter attached to, contained in, used or intended to be incorporated in or used in connection with the Premises or placed on any part thereof, though not attached thereto, including, but not limited to, all building materials, screens, awnings, shades, blinds, curtains, draperies, carpets, rugs, furniture and furnishings, heating, lighting, plumbing, ventilating, air conditioning, refrigerating, incinerating and elevator plants, stoves, ovens (microwave, convection and others), refrigerators, freezers, ranges, vacuum cleaning systems, call systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials, motors, machinery, pipes, appliances, equipment, fittings, fixtures and articles of personal property all of which are hereby declared and shall be deemed to be fixtures and accessions to the freehold and a part of the Premises as between the parties hereto and all persons claiming by, through or under them, and which shall be deemed to be a portion of the security for the Indebtedness secured by this Security Deed, and the name "Woodland Hills Apartments" and all other trade names, trademarks, tradestyles, service marks, copyrights, service contracts, computers and computer software, telephone equipment and systems, warranties, guarantees, business and building licenses and permits, architects' and engineers' plans, blueprints and drawings, good will and books and records owned by Grantor and relating to the business operated on the Premises; together with all proceeds of all of the foregoing; together with all of Grantor's present and future "equipment, contract rights,"accounts" and "general intangibles" (as said quoted terms are defined in the Georgia Uniform Commercial Code) (the Premises and said fixtures and articles of personal property and said "equipment", "contract rights", "accounts" and "general intangibles" and proceeds encumbered and conveyed hereby are hereinafter sometimes called the "Secured Property") and Grantee shall have, in addition to all rights and remedies provided herein, and in any other agreements, commitments and undertakings made by Grantor to Grantee, all of the rights and remedies of a "secured party" under the said Uniform Commercial Code; and if the lien of this Security Deed is subject to a security interest or lease covering any such personal property, then together with all of the right, title and interest of Grantor in and to any and all such property, together with the benefits of all deposits and payments now or hereafter made thereon by Grantor; provided, however, there shall be excluded from this granting clause any personal property, inventory, and trade fixtures, accounts, contract rights and general intangibles owned by any tenant (other than by Grantor and other than any personal property, inventory or fixtures leased to any such tenant by Grantor as lessor) now or hereafter occupying the Premises and sold or used by such tenant, to the extent that the same does not become the property of Grantor as landlord under the lease with such tenant or pursuant to applicable law;

      TOGETHER WITH all leases, lettings and licenses of the Premises or any part thereof now or hereafter entered into and all right, title and interest of Grantor thereunder, and the rents, issues, profits, accounts receivable and revenues of the Premises from time to time accruing (including without limitation all payments under leases or tenancies, tenant security deposits and escrow funds), and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of Grantor of, in and to the same and including, without limitation, the right to receive and collect the rents, issues and profits payable thereunder;

     TOGETHER WITH all unearned premiums, accrued, accruing or to accrue under insurance policies now or hereafter obtained by Grantor and all proceeds of the conversion, voluntary or involuntary, of the Secured Property or any part thereof into cash or liquidated claims, including, without limitation, proceeds of hazard and title insurance and all awards and compensation heretofore and hereafter made to the present and all subsequent owners of the Secured Property by any governmental or other lawful authorities for the taking by eminent domain, condemnation or otherwise, of all or any part of the Secured Property or any easement therein, including awards for any change of grade of streets;

     TOGETHER WITH all right, title and interest of Grantor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Secured Property, hereafter acquired by, or released to, Grantor, or constructed, assembled or placed by Grantor or by others for Grantor's benefit on the Secured Property, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further conveyance, assignment or other act by Grantor, shall become subject to the lien of this Security Deed as fully and completely, and with the same effect, as though now owned by Grantor and specifically described herein.

     TO HAVE AND TO HOLD the Secured Property and all parts, rights, members and appurtenances thereof, to the use, benefit and behoof of Grantee, its successors and assigns, IN FEE SIMPLE forever.

     THIS CONVEYANCE is intended to operate and is to be construed as a deed passing title to the Secured Property to Grantee and is made under those provisions of the existing laws of the State of Georgia relating to deeds to secure debt, and not as a mortgage, and is given to secure the following described indebtedness:

     (a) The debt evidenced by that certain Promissory Note (the "Note") dated of even date herewith, made by Grantor to the order of Grantee in the principal face amount of EIGHT MILLION ONE HUNDRED SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($8,175,000.00), with the final payment being due on October 1, 1997, to evidence a loan or loans (the "Loan") made or to be made by Grantee to Grantor, together with any and all renewal or renewals and extension or extensions of the indebtedness evidenced by the Note;

     (b) Any and all additional advances made by Grantee to protect or preserve the Secured Property or the lien hereof on the Secured Property, or to pay taxes on the Secured Property, to pay premiums on insurance on the Secured Property or to repair or maintain the Secured Property, or to complete improvements on the Secured Property (whether or not the original Grantor remains the owner of the Secured Property at the time of such advances and whether or not the original Grantee remains the owner of the Indebtedness and this instrument);

     (c) Any and all out of pocket expenses incident to the collection of the Indebtedness secured hereby and the foreclosure hereof by action in any court or by exercise of the power of sale herein contained;

     (d) Any and all other indebtedness now owing or which may hereafter be owing by Grantor to Grantee with respect to the Secured Property, however and whenever incurred or evidenced, whether direct or indirect, absolute or contingent, due or to become due, together with any and all renewal or renewals and extension or extensions of said other indebtedness; and

     (e) The full and prompt payment and performance of any and all obligations or covenants of Grantor to Grantee under the terms of any other agreements, assignments or other instruments now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Note, including, without limitation, the Hazardous Substances Indemnity Agreement dated as of even date herewith (the "Indemnity") and any assignment of rents and leases given by Grantor to Grantee (any and all such agreements, assignments and other instruments, together with the Note and this Security Deed, are herein collectively called the "Loan Documents").

     Should the Indebtedness secured by this Security Deed be paid according to the tenor and effect thereof when the same shall become due and payable, and should Grantor perform all covenants herein contained in a timely manner, then this Deed shall be canceled and surrendered.

     AND Grantor covenants and agrees with Grantee as follows:


                         ARTICLE I.

                    Covenants of Grantor

      Section 1.01. Payment of the Indebtedness. Grantor shall punctually pay the Indebtedness as provided herein and in the Note, all in the coin and currency of the United States of America which is legal tender for the payment of public and private debts.

     Section 1.02. Title to the Secured Property. Grantor warrants that: (i) it has fee simple title to the Secured Property subject only to the matters enumerated on Exhibit "B", attached hereto and by this reference incorporated herein and made a part hereof; (ii) it has full power and lawful authority to encumber the Secured Property in the manner and form herein set forth;
(iii) except for articles of personal property, inventory and trade fixtures owned or leased by a tenant or an unaffiliated third party property manager, and except for personal property having an aggregate value of not more than $50,000 which Grantor may lease from an unaffiliated third party, it owns or will own all fixtures and articles of personal property now or hereafter affixed and/or used in connection with the Premises, including any substitutions or replacements thereof, free and clear of liens, security interests and claims, subject only to the matters enumerated on Exhibit "B" hereto; (iv) this Security Deed is and will remain a valid and enforceable security title, security interest and lien on the Secured Property; and (v) it will preserve such title, and will forever warrant and defend the same to Grantee and will forever warrant and defend the validity and priority of the lien hereof against the claims of all persons and parties whomsoever, except only for the matters set forth on Exhibit "B" hereto.

     Section 1.03. Maintenance of the Secured Property.

     (a) Grantor shall maintain the Secured Property in good repair, shall comply with the requirements of any governmental authority claiming jurisdiction over the Secured Property within
(i) thirty (30) days after an order containing such requirement has been issued by any such authority if no time limit is specified therein or (ii) the time period permitted for such compliance by such order subject to the rights of tenants. Grantor shall permit Grantee to enter upon the Premises and inspect the Secured Property at all reasonable hours and without prior notice; provided, however, that so long as there exists no Event of Default, Grantee shall provide Grantor at least 48 hours written notice prior to inspecting the Premises (except in the case of an emergency). Grantor shall not, without the prior written consent of the Grantee, threaten, commit, permit or suffer to occur any waste, material alteration, demolition or removal of the Secured Property or any part thereof; provided, however, that fixtures and articles of personal property constituting Secured Property may be removed from the Premises if Grantor concurrently therewith replaces the same with similar items of equal or greater value, free of any lien, security interest, charge or claim of superior title, except for the matters enumerated on Exhibit "B" hereto.

     (b) Notwithstanding the requirements of subsection (a) of this Section 1.03, Grantor shall have the right, in good faith and at its own expense, to contest the imposition of a governmental requirement relating to the Secured Property by appropriate legal proceedings so long as (i) such proceedings operate to prevent the collection or imposition of any obligation imposed upon Grantor or other realization on the Secured Property and the sale or forfeiture of the Secured Property or any part thereof to satisfy the same, (ii) the contested requirement does not adversely affect the health, safety or welfare of the tenants, occupants or invitees of the Premises, and (iii) and during such contest Grantor shall, at the option of Grantee, provide security or other evidence of Grantor's financial capacity satisfactory to Grantee, assuring the discharge of Grantor's obligation under subsection
(a) of this Section 1.03 and of any additional interest, charge, penalty or expense arising from or incurred as a result of such contest; and provided, further, that if at any time payment of any obligation imposed upon Grantor by subsection (a) of this Section
1.03 shall become necessary to prevent a lien foreclosure sale of the Secured Property or any portion thereof because of nonpayment, then Grantor shall pay the same in sufficient time to prevent the foreclosure sale.

     Section 1.04. Insurance; Restoration.

     (a) Until the Indebtedness shall have been paid in full and until Grantor shall have performed all covenants herein contained, Grantor shall maintain and keep in full force and effect the following types and kinds of insurance with respect to the Secured Property (as now or hereafter constituted) and Grantor's ownership, operation and management thereof: (i) casualty insurance against all risks of physical loss for the full insurable value thereof without deduction for depreciation or coinsurance, but in no event less than the outstanding principal amount of the Indebtedness; (ii) use and occupancy insurance covering either rental income or business interruption with coverage in an amount not less than twelve (12) months' anticipated gross rental income or twelve (12) months' gross business earnings whichever may be applicable; and (iii) comprehensive general liability insurance providing for limits of liability of not less than $5,000,000.00 for both injury to or death of a person and for property damage per occurrence. Such policies may provide for deductible amounts from the coverages afforded thereby in amounts of no more than $2,500.00. In addition, Grantee may require Grantor to carry such other insurance on the buildings and improvements now or hereafter located within the Premises, in such amounts as may from time to time be reasonably required by institutional lenders, against insurable casualties (including risks of war, nuclear explosion, earthquake, including subsidence, and contingent liability from operation of any building laws or codes pertaining to non-conforming property) which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the site and the type of the building, the construction, location, utilities and occupancy or any replacements or substitutions therefor. Grantor shall additionally keep the buildings, improvements and equipment located therein and thereon now or hereafter located on the Premises insured against loss by flood (including surface waters) if the Premises are located in an area identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 (and any successor act thereto) in an amount at least equal to the outstanding principal amount of the Indebtedness or the maximum limit of coverage available with respect to the buildings under said Act, whichever is less. In addition, from time to time, upon the occurrence of any change in the use, operation or value of the Premises, or in the availability of insurance in the area in which the Premises are located, Grantor shall, within thirty (30) days after demand by Grantee, take out such additional amounts and/or such other kinds of insurance as Grantee may reasonably require. Grantor shall assign and deliver certificates acceptable to Grantee evidencing the policy or policies of such insurance to Grantee. Grantee and its successors and assigns shall at all times have and hold the said policy or policies as collateral and further security for the payment of the Indebtedness until the full payment of the Indebtedness. Otherwise, Grantor shall not take out any separate or additional insurance which is contributing in the event of loss unless it is properly endorsed and otherwise satisfactory to Grantee in all respects. The proceeds of insurance paid on account of any damage or destruction to the Premises or any part thereof shall be paid over to Grantee to be applied as hereinafter provided.

     (b) Grantee shall have the option in its sole discretion to apply any insurance proceeds it may receive pursuant to this
Section 1.04 to the payment of the Indebtedness or to allow all or a portion of such proceeds to be used for the restoration of the Premises. Notwithstanding the foregoing provision of this subsection 1.04(b), Grantee agrees to make available to Grantor for restoration of the Premises pursuant to clauses (1) through
(6) of this subsection 1.04(b), any net
insurance proceeds received by Grantee under this Security Deed as a result of any casualty loss, provided (i) the damage or destruction can be repaired and restored within the earlier to occur of (A) the maturity date of the Indebtedness or (B) one hundred twenty (120) days after the date of such damage or destruction, (ii) the net insurance proceeds received by Grantor are less than or equal to $400,00.00, (iii) the damage or destruction can be repaired and restored at a cost not exceeding the sum of the net insurance proceeds received by Grantee plus any additional funds of Grantor deposited with Grantee for such purpose, (iv) the ownership and control of the Premises remains in the Grantor named on the first page hereof or any assignee permitted under Section 1.17 hereof, and (v) no Event of Default and no event or condition which with notice or lapse of time or both would constitute an Event of Default shall have occurred or exist and be continuing. In the event that any portion of such proceeds shall be used to reduce the Indebtedness, the same shall be applied (a) first to the payment of delinquency or late charges, if any, (b) then to accrued and unpaid interest then due and owing, (c) then to advances made pursuant to this Security Deed, and (d) finally to the then unpaid installments of principal outstanding under the Note; provided, however, that the provisions of the Note shall govern the application of such proceeds in the event of any conflict between this provision and the provisions of the Note. In the event that such proceeds are to be used for the restoration of the Premises as provided above, then such use of the proceeds shall be governed as hereinafter provided:

     (1) In the event of damage or destruction to the Premises, Grantor shall give prompt written notice thereof to Grantee and shall promptly commence and diligently continue to perform repair, restoration and rebuilding of the Premises so damaged or destroyed (hereinafter referred to as the "work") to restore the Premises in full compliance with all legal requirements and so that the Premises shall be at least equal in value and general utility as they were prior to the damage or destruction, and if the work to be done is structural or if the cost of the work as estimated by Grantee shall exceed TWO HUNDRED THOUSAND DOLLARS ($200,000.00) (hereinafter referred to as "Major Work"), then Grantor shall, prior to the commencement of the work, furnish to Grantee: (A) complete plans and specifications for the work (approved by all governmental authorities whose approval is required and then obtainable), for Grantee's approval, which approval shall not be unreasonably withheld; said plans and specifications shall bear the signed approval thereof by an architect selected by Grantor and reasonably satisfactory to Grantee (hereinafter referred to as the "Architect") and shall be accompanied by the Architect's signed estimate, bearing the Architect's seal, or other evidence (such as contractor bids or a signed construction contract) reasonably acceptable to Grantee of the entire cost of completing the work; (B) certified or photostatic copies of all permits and approvals required by law in connection with the commencement and conduct of the work; and (C) a surety bond for, guaranty of, or other evidence reasonably satisfactory to Grantee insuring the payment for and completion of, the work, which bond or guaranty shall be in form satisfactory to Grantee and shall be signed by a surety or sureties, or guarantor or guarantors, as the case may be, who are acceptable to Grantee, and in an amount not less than the Architect's estimate of the entire cost of completing the work, less the amount of insurance proceeds, if any, then held by Grantee for application toward the cost of the work.

     (2) Grantor shall not commence any of the work until Grantor shall have complied with the applicable requirements referred to in subsection 1.04(b)(1) above, if any, and after commencing the work Grantor shall perform the work diligently and in good faith in accordance with the plans and specifications referred to in subsection 1.04(b)(1)(A) above, if applicable.

     (3) All insurance proceeds recovered by Grantee on account of damage or destruction to the Premises less the out of pocket cost, if any, to Grantee of such recovery and of paying out such proceeds (including reasonable attorneys' fees and costs allocable to inspecting the work and the plans and specifications therefor), shall, upon the written request of Grantor, be applied by Grantee to the payment of the cost of the work referred to in subsection 1.04(b)(1) above and shall be paid out from time to time to Grantor and/or, at Grantee's option exercised from time to time during the existence of an uncured Event of Default, directly to the contractor, subcontractors, materialmen, laborers, engineers, architects and other persons rendering services or materials for the work, as said work progresses except as otherwise hereinafter provided, but subject to the following conditions, any of which Grantee may waive:

          (A) If the work to be done is structural or if it is Major Work, as determined by Grantee, the Architect shall supervise the work;

          (B) Each request for payment shall be made on seven
(7) days' prior written notice to Grantee and shall be accompanied by a certificate of the Architect if one is required pursuant to subsection 1.04(b)(1) above, otherwise by an executive or fiscal officer of the Grantor (if Grantor is a corporation) or by a general partner of Grantor (if Grantor is a partnership), stating
(i) that all of the work completed has been done in compliance with the approved plans and specifications, if any are required pursuant to said subsection 1.04(b)(1), and in accordance with all provisions of law; (ii) that the sum requested is justly due to the contractor, subcontractors, materialmen, laborers, engineers, architects or other persons rendering services or materials for the work (giving a brief description of such services and materials), and that when added to all sums, if any, previously paid out by Grantee, the sum requested does not exceed the value of the work done to the date of such certificate; and (iii) that the amount of such proceeds remaining in the hands of Grantee will be sufficient on completion of the work to pay for the same in full (giving in such reasonable detail as Grantee may require an estimate of the cost of such completion);

          (C) Each request shall be accompanied by waivers of liens satisfactory to Grantee covering that part of the work previously paid for, if any (and upon completion of the work and payment in full therefor, an affidavit from the general contractor sufficient to dissolve any statutory liens), and by a search prepared by a title company or licensed abstractor or by other evidence satisfactory to Grantee, showing that there has not been filed with respect to the Premises any mechanic's lien or claim thereof, or other lien, claim thereof or instrument for the retention of title in respect of any part of the work not discharged of record and that there exist no encumbrances on or affecting the Premises other than encumbrances, if any, which are set forth in the title policy issued to Grantee insuring the lien of this Security Deed;

          (D) Leases under which tenants are occupying in the aggregate more than twenty percent (20%) of the space in the Premises immediately prior to the damage or destruction shall not have been canceled and not replaced or not covered by rental interruption insurance as required by this Security Deed;

          (E) No Event of Default and no event or condition which with notice or lapse of time or both would constitute an Event of Default shall have occurred or exist and be continuing under this Security Deed or under any other Loan Document;

          (F) The request for any payment after the work has been completed shall be accompanied by a copy of any certificate or certificates which may be temporarily required by law to render occupancy of the Premises legal; and

          (G) Under no circumstance shall damage or destruction of the Premises or restoration or repair thereof be deemed to extend the stated maturity of the Note or relieve Grantor of its obligations to make monthly or other periodic payments of interest and/or principal specified in the Note.

     (4) Upon completion of the work and payment in full therefor, or upon failure on the part of Grantor promptly to commence or diligently to continue the work (after written notice from Grantee and the expiration of any applicable cure period), or at any time upon request by Grantor, Grantee may apply the amount of any such proceeds then or thereafter in the hands of Grantee to the payment of the Indebtedness; provided, however, that nothing herein contained shall prevent Grantee from applying at any time the whole or any part of such proceeds to the curing of any Event of Default under this Security Deed or the Note.

     (5) In the event the work to be done is not Major Work, then the net insurance proceeds held by Grantee for application thereto shall be paid to Grantor by Grantee upon completion of the work or, if the work takes longer than thirty (30) days to complete while diligently prosecuting the same, in installments not more frequently than once each month, in each case subject to the provisions of the foregoing subsections 1.04(b)(1), (2) and (3), except those provisions which are applicable only if the work to be done is structural or it is Major Work as determined by Grantee.

     (6) If, within sixty (60) days after the occurrence of any damage or destruction to the Premises requiring structural work or Major Work in order to restore the Premises, subject to "Force Majeure," in which case such sixty (60) day period shall be extended for the lesser of the number of days delayed as a result of such Force Majeure event or until one hundred twenty (120) days after the occurrence of such damage or destruction (for purposes of this subsection 1.04(b)(6) "Force Majeure" shall mean cause or causes beyond Grantor's control, including, but not limited to, riots, war, or acts of God), Grantor shall not have submitted to Grantee and received Grantee's approval of plans and specifications for the repair, restoration and rebuilding of the Premises so damaged or destroyed (approved by the Architect and by all governmental authorities whose approval is required), or if, after such plans and specifications are approved by the Architect, all such governmental authorities and Grantee, Grantor shall fail to commence promptly such repair, restoration and rebuilding, or if thereafter Grantor fails diligently to continue such repair, restoration and rebuilding or is delinquent in the payment to mechanics, materialmen or others of the costs incurred in connection with such work, or, in the case of any damage or destruction requiring neither structural work nor Major Work, as determined by Grantee in order to restore the Premises, if Grantor shall fail to repair, restore and rebuild promptly the Premises so damaged or destroyed, then, in addition to all other rights herein set forth, and after giving Grantor ten (10) days' written notice of the nonfulfillment of one or more of the foregoing conditions, Grantee, or any lawfully appointed receiver of the Premises, may at their respective options, perform or cause to be performed such repair, restoration and rebuilding, and except for Grantee's or its receiver's gross negligence or willful misconduct, may take such other steps as they deem advisable to perform such repair, restoration and rebuilding, and Grantor hereby waives, for Grantor and all others holding under Grantor, any claim against Grantee and such receiver arising out of anything done by Grantee or such receiver, for all amounts expended or incurred by them, respectively, in connection with the performance of such work, and any excess out of pocket costs shall be secured by this Security Deed and shall be paid by Grantor to Grantee within ten (10) days after written demand.

     (c) All hazard, casualty, business interruption or rental and flood insurance policies required pursuant to this Section
1.04 shall be endorsed to name Grantee as a mortgagee thereunder, with loss payable to Grantee, without contribution, under a standard New York (or local equivalent) mortgagee clause. All liability coverage shall name Grantee only as additional insured. All such insurance policies and endorsements shall be fully paid for and contain such provisions and expiration dates and be in such form and issued by such insurance companies licensed to do business in the State of Georgia, with a rating of or better as established by Best's Rating Guide or an equivalent rating with such other publication of a similar nature as shall be in current use, as shall be approved by Grantee. Without limiting the foregoing, each policy shall provide that such policy may not be canceled or materially changed except upon thirty (30) days' prior written notice of intention of nonrenewal, cancellation or material change to Grantee [ten (10) days in event of cancellation or nonrenewal resulting solely from nonpayment of premium] and that no act or thing done by Grantor shall invalidate the policy as against Grantee. In the event Grantor fails to maintain insurance in compliance with this Section 1.04, Grantee may, but shall not be obligated to, obtain such insurance and pay the premium therefor and Grantor shall, within ten (10) days of written demand, reimburse Grantee for all sums, advances and expenses incurred in connection therewith. All such sums, advances and expenses incurred by Grantee shall be secured by this Security Deed. Grantor shall deliver copies of all original policies, certified by the insurance company or authorized agent as being true copies or other evidence of insurance reasonably acceptable to Grantee, to Grantee together with the endorsements thereto required hereunder. Notwithstanding anything to the contrary contained herein or in any provision of applicable law of the State of Georgia, the proceeds of insurance policies coming into the possession of Grantee shall not be deemed trust funds, may be held by it without interest and may be commingled by Grantee with its general funds; Grantee shall be entitled to dispose of such proceeds as herein provided; and Grantee shall not be obligated to see to the proper application of any such proceeds paid over to Grantor.

     (d) Grantee is hereby authorized and empowered, at its option, to adjust or compromise any loss under any insurance policies maintained pursuant to this Section 1.04, and to collect and receive the proceeds from any such policy or policies; provided, however, so long as there is no Default or Event of Default hereunder and so long as no event has occurred which with the passage of time or notice or both would constitute a Default or Event of Default hereunder, Grantor shall be entitled to adjust or compromise any loss under any hazard insurance policy maintained pursuant to this Section 1.04, and Grantee shall have the right to participate, at its option, in any such adjustment or compromise. Each insurance company if hereby authorized and directed to make payment for all such losses directly to Grantee, instead of to Grantor and Grantee, jointly. In the event any insurance company fails to disburse directly and solely to Grantee but disburses instead either solely to Grantor or to Grantor and Grantee, jointly, Grantor shall promptly endorse and transfer such proceeds to Grantee. Upon Grantor's failure to do so, Grantee may execute such endorsements or transfers for and in the name of Grantor and Grantor hereby irrevocably appoints Grantee as Grantor's agent and attorney-in-fact so to do; provided, however, that no actions taken by Grantee as such attorney-in-fact shall increase Grantor's liability under Section 3.13 hereof. Grantee shall not be held responsible for any failure to collect any insurance proceeds due under the terms of any policy regardless of the cause of such failure.

     (e) At least thirty (30) days prior to the expiration date of each policy maintained pursuant to this Section 1.04, a renewal or replacement thereof (or other evidence of insurance) satisfactory to Grantee shall be delivered to Grantee. Grantor shall deliver to Grantee receipts evidencing the payment for all such insurance policies and renewals and replacements. The delivery of any insurance policies or other evidence of insurance satisfactory to Grantee hereunder shall constitute an assignment of all unearned premiums as further security hereunder. In the event of the foreclosure of this Security Deed or any other transfer of title to the Premises in full or partial extinguishment of the Indebtedness, all right, title and interest of Grantor in and to all insurance policies then in force shall pass to the purchaser or grantee.

     (f) Notwithstanding anything to the contrary contained in this Security Deed, including, without limitation, this Section
1.04 and Section 1.08 hereof, in the event of any damage or destruction to the Premises or in the event of any condemnation or taking of all or any part of or any interest in the Premises, and in the event Grantee allows Grantor to use the proceeds thereof for repairs or rebuilding, then Grantor shall, within sixty (60) days after such damage, destruction or condemnation, deposit with Grantee in cash an amount which, when added to such proceeds, will be sufficient to cover all costs reasonably anticipated to be incurred in the repair, restoration and rebuilding of the Premises so damaged, destroyed or condemned, or, with Grantee's prior consent, provide other evidence that such funds will be available which evidence shall be satisfactory to Grantee in its sole discretion. In the event Grantor fails to pay such amount to Grantee in accordance with the preceding sentence or if there shall occur any material uninsured damage to or loss, theft or destruction to the Secured Property or to any other collateral furnished to Grantee as security for the Loan, then, in either case, Grantee may declare the entire unpaid Indebtedness secured hereby, but without prepayment premium or penalty, to be immediately due and payable and Grantor shall pay to Grantee in full and upon demand the Indebtedness secured hereby, and upon Grantor's failure so to pay the Indebtedness secured hereby in accordance with this subparagraph 1.04(f), Grantee shall and may exercise any and all of its rights and remedies provided under
Article II in case of the occurrence of an Event of Default.

     Section 1.05. Maintenance of Existence. Grantor shall, so long as it is the owner of the Secured Property, do all things necessary to preserve and keep in full force and effect its existence, franchises, rights and privileges under the laws of the State of Georgia and comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental authority or court applicable to Grantor or to the Secured Property or any part thereof.

     Section 1.06. Taxes and Other Charges.

     (a) Grantor shall pay and discharge when due all taxes of every kind and nature, water rates, sewer rents and assessments, levies, permits, inspection and license fees and all other charges imposed upon or assessed against the Secured Property or any part thereof or upon the revenues, rents, issues, income and profits of the Premises or arising in respect of the occupancy, uses or possession thereof and, unless Grantor is making monthly deposits with Grantee in accordance with Section 1.14 hereof, Grantor shall exhibit to Grantee within ten (10) days after the same shall have become due, validated receipts showing the payment of such taxes, assessments, water rates, sewer rents, levies, fees and other charges which may be or become a prior lien on the Secured Property. Should Grantor default in the payment of any of the foregoing taxes, assessments, water rates, sewer rents, or other charges, Grantee may, but shall not be obligated to, pay the same or any part thereof, and amounts so paid shall be secured by this Security Deed, and Grantor shall, within ten (10) days after written demand, reimburse Grantee for all amounts so paid.

     (b) Nothing in this Section 1.06 shall require the payment or discharge of any obligation imposed upon Grantor by subparagraph (a) of this Section 1.06 so long as Grantor shall in good faith and at its own expense contest the same or the validity thereof by appropriate legal proceedings, which proceedings must operate to prevent the collection thereof or other realization thereon and the sale or forfeiture of the Secured Property or any part thereof to satisfy the same; provided that during such contest the Grantor shall have either (i) deposited with such taxing authority sums sufficient, as determined in Grantee's reasonable discretion after deducting from such amounts all sums held by Grantee in escrow on account thereof pursuant to Section
1.14 of this Deed, to assure the discharge of Grantor's obligations under Section 1.06(a), or (ii) purchased a bond in favor of Grantee which adequately secures, as determined in Grantee's reasonable discretion after deducting from such amounts all sums held by Grantee in escrow on account thereof pursuant to
Section 1.14 of this Deed, the discharge of Grantor's obligations under Section 1.06(a); and provided, further, that if at any time payment of any obligation imposed upon Grantor by subsection (a) of this Section 1.06 shall become necessary to prevent a lien foreclosure sale of the Secured Property or any portion thereof because of nonpayment, then Grantor shall pay the same in sufficient time to prevent the foreclosure sale.

     Section 1.07. Mechanics' and Other Liens. Grantor shall pay, or otherwise satisfy or bond in a manner reasonably approved in writing by Grantee, from time to time when the same shall become due, all lawful claims and demands of mechanics, materialmen, laborers, brokers, and others which, if unpaid, might result in, or permit the creation of, a lien or claim of lien on the Secured Property or any part thereof, or on the revenues, rents, issues, income or profits arising therefrom and, in general, Grantor shall do, or cause to be done, at the cost of Grantor and without expense to Grantee, everything necessary to fully preserve the lien of this Security Deed. In the event Grantor fails to make payment of such claims and demands (after written notice and the expiration of any applicable cure period), Grantee may, but shall not be obligated to, make payment thereof, all sums so expended shall be secured by this Security Deed, and Grantor shall, within ten (10) days after written demand, reimburse Grantee for all sums so expended.

     Section 1.08. Condemnation Awards.

     (a) Grantor, promptly upon obtaining written or actual knowledge of the institution of any proceedings for the condemnation of the Premises or any portion thereof, will notify Grantee of the pendency of such proceedings. Grantee may participate in any such proceedings and Grantor from time to time will deliver to Grantee all instruments requested by it to permit such participation. All awards and compensation for condemnation or other taking or purchase in lieu thereof, of the Premises or any part thereof, are hereby assigned to and shall be paid to Grantee. Grantor hereby authorizes Grantee to collect and receive such awards and compensation, to give proper receipts and acquittances therefor, and, in Grantee's sole discretion, to apply the same toward the payment of the Indebtedness, but without prepayment premium or penalty, notwithstanding the fact that the Indebtedness may not then be due and payable, or to the restoration of the Premises. In the event that any portion of the condemnation awards or compensation shall be used to reduce the Indebtedness, the same shall be applied (i) first to the payment of delinquency or late charges, if any, (ii) then to accrued and unpaid interest then due and owing, (iii) then to advances made pursuant to this Security Deed, and (iv) finally to the principal outstanding under the Note; provided, however, that the provisions of the Note shall govern the application of such proceeds in the event of any conflict between this provision and the provisions of the Note. Grantor, upon request by Grantee, shall make, execute and deliver any and all instruments requested for the purpose of confirming the assignment of the aforesaid awards and compensation to Grantee free and clear of any liens, charges or encumbrances of any kind or nature whatsoever. Grantee shall be entitled to the payment by Grantor of interest at the applicable rate provided for herein or in the Note on the outstanding principal balance of the Note unless and until such awards and compensation have been received by Grantee and applied by Grantee to reduce such balance, and Grantee shall not be limited to the interest paid on any such award or compensation by the party seeking the condemnation.

     (b) If any condemnation, eminent domain or other taking proceeding shall have been commenced against all or any material portion of the Premises (for purposes of this subsection 1.08(b), a "material" portion of the Premises shall be a taking of (i) more than ten percent (10%) of the land constituting the Premises, (ii) more than ten percent (10%) of the parking for the buildings on the Premises unless such parking can be replaced, and, in fact, is replaced, (iii) any part of the buildings on the Premises, (iv) a means of access to the Premises unless alternative means of access exist which in Grantee's judgment are adequate to serve the Premises, or (v) any part of the Premises which would materially adversely affect the use or value of the Premises), then Grantee may declare the entire unpaid Indebtedness secured hereby, but without prepayment premium or penalty, to be immediately due and payable and Grantor shall pay to Grantee in full and upon demand the Indebtedness secured hereby, and upon Grantor's failure so to pay the Indebtedness secured hereby in accordance with this subparagraph 1.08(b), Grantee shall and may exercise any and all of its rights and remedies provided under Article II in case of the occurrence of an Event of Default.


     Section 1.09. Security Deed Authorized. Grantor hereby warrants and represents that: the execution and delivery of this Security Deed, the Note and the other Loan Documents have been duly authorized and that there is no provision in its articles or certificate of incorporation or by-laws (if Grantor is a corporation) or its partnership agreement (if Grantor is a partnership), as same may have been amended, requiring further consent for such action by any other entity or person; it is duly organized, validly existing and in good standing under the laws of the State of Illinois and is qualified to transact business in the State of Georgia and has (a) all necessary licenses, authorizations, registrations and approvals and (b) full power and authority to own its properties and carry on its business as presently conducted; and the execution and delivery by and performance of its obligations under this Security Deed and the Note will not result in Grantor being in default under any provision of its articles or certificate of incorporation or by-laws (if Grantor is a corporation) or its partnership agreement (if Grantor is a partnership), as the same may have been amended, or of any other note, security deed, mortgage, deed of trust or security, credit or other agreement to which it is a party.

     Section 1.10. Costs of Defending and Upholding the Lien. If any action or proceeding is commenced to which action or proceeding Grantee is made a party or in which it becomes necessary to defend or uphold the lien of this Security Deed, Grantor shall, within ten (10) days after written demand, reimburse Grantee for all out of pocket expenses (including, without limitation, reasonable attorneys' fees and appellate attorneys' fees) incurred by Grantee in any such action or proceeding and all such expenses shall be secured by this Security Deed. In any action or proceeding to foreclose this Security Deed or to recover or collect the Indebtedness, the provisions of law relating to the recovering of costs, disbursements and allowances shall prevail unaffected by this covenant.

     Section 1.11. Additional Advances and Disbursements. Grantor shall pay when due all payments and charges on all security deeds, mortgages, deeds of trust, deeds to secure debt, security agreements, liens, encumbrances, ground and other leases, and security interests which may be or become superior or inferior to the lien of this Security Deed, and in default thereof (after the expiration of any applicable notice and cure period), Grantee shall have the right, but shall not be obligated, to pay, without notice to Grantor, such payments and charges and Grantor shall, within ten (10) days after written demand, reimburse Grantee for amounts so paid. In addition, upon default (after the expiration of any applicable notice and cure period) of Grantor in the performance of any other terms, covenants, conditions or obligations by it to be performed under any such prior or subordinate lien, encumbrance, lease or security interest, Grantee shall have the right, but shall not be obligated, to cure such default in the name and on behalf of Grantor. All sums advanced and reasonable out of pocket expenses incurred at any time by Grantee pursuant to this Section 1.11 or as otherwise provided under the terms and provisions of this Security Deed or under applicable law shall bear interest from the date that such sum is advanced or expense incurred, to and including the date of reimbursement, computed at the Default Rate (as such term is defined in the Note), or, if such advance is in an amount less than Three Thousand Dollars ($3,000), the lesser of such Default Rate or sixteen percent (16%) per annum, and all such sums, together with interest thereon, shall be secured by this Security Deed.

     Section 1.12. Costs of Enforcement. Grantor agrees to bear and pay all expenses (including reasonable attorneys' fees and appellate attorneys' fees) of or incidental to the perfection and enforcement of any provision hereof, or the enforcement, compromise or settlement of this Security Deed or the Indebtedness, and for the curing thereof, or for defending or asserting the rights and claims of Grantee in respect thereof, by litigation or otherwise. All rights and remedies of Grantee shall be cumulative and may be exercised singularly or concurrently. Notwithstanding anything herein contained to the contrary,
Grantor: (a) will not (i) at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any stay or extension or moratorium law, any exemption from execution or sale of the Secured Property or any part thereof, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Security Deed, nor
(ii) claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Secured Property, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment or order of any court of competent jurisdiction, nor (iii) after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold or any part thereof; (b) hereby expressly waives all benefit or advantage of any such law or laws; and (c) covenants not to hinder, delay or impede the execution of any power herein granted or delegated to Grantee, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted; and (d) hereby expressly waives any and all benefits Grantor may have under O.C.G.A. Section 44-14-85 to claim or assert that the Indebtedness has been reinstated in accordance with its terms following the withdrawal of any foreclosure proceedings by Grantee, and acknowledges and agrees that reinstatement shall occur only upon written agreement of Grantee. Grantor, for itself and all who may claim under it, waives, to the extent that it lawfully may, all right to have the Secured Property marshalled upon any foreclosure hereof.

     Section 1.13. Security Deed Taxes. Grantor shall pay any and all taxes, charges, filing, registration and recording fees, excises and levies imposed upon Grantee by reason of its ownership of the Note, this Security Deed, any assignment of rents and leases securing the Note, or by reason of the recording or filing thereof, or any security instrument supplemental hereto, any security instrument or Uniform Commercial Code financing statement with respect to any fixtures or personal property owned by Grantor at the Premises and any instrument of further assurance (other than income, franchise and doing business taxes), and shall pay all stamp or intangible taxes and other taxes required to be paid on the Note. In the event Grantor fails to make such payment within ten (10) days after written notice thereof from Grantee, then Grantee shall have the right, but shall not be obligated, to pay the amount due, and Grantor shall, within ten (10) days of demand, reimburse Grantee for said amount, and until so paid said amount shall become part of the Indebtedness secured hereby. The provisions of this Section shall survive the repayment of the Indebtedness.

     Section 1.14. Escrow Deposits. Grantor shall deposit with Grantee, monthly, one-twelfth (1/12th) of the annual charges for real estate taxes, assessments, and other similar charges which might become a lien upon the Secured Property, and, at Grantee's option after the occurrence of an Event of Default, one-twelfth (1/12th) of the annual charges for insurance premiums, water and sewer charges and other charges that may become a lien upon the Secured Property. In addition, if required by Grantee, Grantor shall simultaneously therewith deposit with Grantee a sum of money which together with the monthly installments aforementioned will be sufficient to make each of the payments aforementioned at least thirty (30) days prior to the date such payments are due. Should said charges not be ascertainable at the time any deposit is required to be made with Grantee, the deposit shall be made on the basis of the charges estimated by Grantee, in its sole discretion, and when the charges are fixed for the then current year, Grantor shall deposit any deficiency with Grantee. All funds so deposited with Grantee shall be held by it without interest, may be commingled by Grantee with its general funds and, provided that no Event of Default shall have occurred and be continuing, shall be applied in payment of the charges aforementioned when and as payable, to the extent Grantee shall have such funds on hand. Any funds so deposited with Grantee and held by Grantee after payment in full of the Indebtedness and satisfaction of all of Grantor's other obligations under this Deed shall be returned to Grantor. Should an Event of Default occur and be continuing, the funds deposited with Grantee, as aforementioned, may be applied in payment of the charges for which such funds shall have been deposited or to the payment of the Indebtedness or any other charges affecting the security of Grantee, as Grantee sees fit, but no such application shall be deemed to have been made by operation of law or otherwise until actually made by Grantee as herein provided. If deposits are being made with Grantee, Grantor shall furnish Grantee with bills for the charges for which such deposits are required to be made hereunder and/or such other documents necessary for the payment of same, at least fifteen (15) days prior to the date on which the charges first become payable. In the event Grantor fails to pay any such amount, Grantee may, but shall not be obligated to, make payment thereof, and Grantor shall, within ten (10) days after written demand, reimburse Grantee for all sums so expended, and until Grantee has been so reimbursed, such amount shall be added to the Indebtedness secured hereby.

     Section 1.15. Late Charges.

     (a) Late Charges. In the event Grantor fails to pay any installment of principal or interest required to be paid by the terms of the Note, which failure has continued for a period of five (5) days after its due date, Grantee may, at its option, impose a "Late Charge" equal to five percent (5%) of the amount of each and every such past due installment notwithstanding the date on which such payment is actually paid to Grantee. Any Late Charge imposed by Grantee in accordance with this Section 1.15 shall be due and payable within ten (10) days after written demand.

     (b) Liquidated Damages; Not Interest. Grantor agrees that any such Late Charge shall not be deemed to be additional interest or a penalty, but shall be deemed to be liquidated damages because of the difficulty in computing the actual amount of damages in advance. If any such Late Charge is in excess of the amount permitted to be charged to Grantor under applicable law, Grantee shall be entitled to collect the Late Charge at the highest rate permitted by such law.

     (c) Secured. Until any and all Late Charges are paid in full, the amount thereof shall be added to the Indebtedness secured hereby.

     Section 1.16. Financial Statements.

     (a) Within one hundred and twenty (120) days after the end of each calendar year and forty five (45) days after the end of each calendar quarter, Grantor shall furnish to Grantee a balance sheet, statement of profit and loss and an annual report (or quarterly report, if applicable) of Grantor prepared on a review basis in accordance with generally accepted accounting principles consistently applied and certified by a general partner in Grantor. For purposes of satisfying the requirements of this paragraph, Grantor may deliver its lOQ and lOR reports filed with the Securities and Exchange Commission with respect to the periods in question.

     (b) [INTENTIONALLY OMITTED].

     (c) In addition, on or before the thirtieth (30th) day of each January, April, July and October, during the term hereof, Grantor shall furnish to Grantee a written statement prepared on a modified cash basis of receipts and disbursements of the Premises for the three calendar months immediately preceding the month in which such statement is due in reasonable detail and stating in comparative form the figures as of the end of the calendar quarter and calendar year-to-date and Grantor's current budget for said period prepared in accordance with generally accepted accounting principles consistently applied. Concurrently with the delivery of the statements described in this subsection 1.16(c), Grantor shall furnish to Grantee a written statement containing the names of all tenants of the Premises, the terms of their respective tenancies, the spaces occupied and the rentals paid therefor. Each such written statement shall be prepared on a review basis in accordance with generally accepted accounting principles consistently applied and certified by a general partner in Grantor.

     (d) In addition, at any other time within twenty (20)days after request therefor (10 days if request is made after the 10th of the month) by Grantee (but not more often than once in each calendar month), Grantor shall furnish to Grantee a written statement of receipts and disbursements of the Premises for the calendar month immediately preceding the month in which the request is made in reasonable detail and stating in comparative form the figures as of the end of the calendar month and calendar year-to-date and Grantor's current budget for said period prepared in accordance with generally accepted accounting principles consistently applied. Concurrently with the delivery of the statements described in this subsection 1.16(d), Grantor shall furnish to Grantee a written statement containing the names of all tenants of the Premises, the terms of their respective tenancies, the spaces occupied and the rentals paid therefor. Each such written statement shall be certified by a general partner in Grantor.

     (e) [INTENTIONALLY OMITTED].

     (f) At any time upon three (3) days prior written notice during normal business hours (but not more often than once in any calendar year unless the costs thereof is paid by Grantee) and at Grantor's expense (not to exceed $500 per examination if all records and other materials reasonably required by Grantee to conduct such examination are kept on or transported to the Secured Property at no cost to Grantee), Grantor shall permit Grantee to examine in the city where Grantor's records with regard to the Secured Property are kept or at the Premises, such records, books and papers of Grantor which reflect upon its financial condition and the income and expenses relative to the Premises and the business conducted thereat.

     (g) All financial statements of Grantor and each guarantor, if any, shall be delivered in duplicate, and, in the case of Grantor, shall be accompanied by the certificate of a general partner of Grantor (if Grantor is a partnership) or the principal financial or accounting officer of Grantor (if Grantor is a corporation), dated within five (5) days of the delivery of such statements to Grantee, stating that he knows of no Event of Default, nor of any event or condition which, after notice or lapse of time, or both, would constitute an Event of Default, which has occurred or exists and is continuing, or, if such event, condition or Event of Default has occurred or exists and is continuing, specifying the nature and period of existence thereof and what action Grantor has taken or proposes to take with respect thereto, and, except as otherwise specified, stating that Grantor has fulfilled all its obligations under this Security Deed which are required to be fulfilled on or prior to the date of such certificate.

     1.17. Additional Covenants

     (a) Without the prior written consent of Grantee, Grantor shall not: (i) execute or permit to exist any lease of all or any portion of the Premises except in accordance with subsection 1.17(c) hereof; (ii) modify or vary, surrender or terminate, either orally or in writing, any lease affecting the Premises except in the case of the tenant's default thereunder and then only in accordance with sound business judgment or except in accordance with subsection 1.17(c) hereof; (iii) discount any rents or collect the same for a period of more than one month in advance, except for security or damage deposits which are handled by Grantor in accordance with Section 1.19 hereof; (iv) cancel any lease affecting the Premises except in the case of the tenant's default thereunder or otherwise in accordance with sound business judgment; (v) except as expressly permitted hereunder, execute any conditional bill of sale, chattel mortgage, security agreement or other security instruments covering any furniture, furnishings, fixtures and equipment, intended to be incorporated in the Premises or the appurtenances thereto, or covering articles of personal property placed in the Premises, or purchase any of such furniture, furnishings, fixtures and equipment so that ownership of the same will not vest unconditionally in Grantor, free from encumbrances on delivery to the Premises; (vi) further assign the leases and rents affecting the Premises; (vii) further encumber, alienate, hypothecate, grant a security interest in or grant any other interest whatsoever in the Secured Property, or any part thereof; or (viii) enter into any agreement whereby the holder of any prior or subordinate mortgage, deed of trust, deed to secure debt or security agreement, waives, extends or modifies any of the terms of the prior or subordinate security instrument.

     (b) Without the prior written consent of Grantee and except for any leases of space within the Premises for occupancy by a tenant and made in accordance with the Leasing Plan (as hereinafter defined in subsection 1.17(c) hereof and except as maybe otherwise permitted in this subsection (b) or in subsection
1.17 (d) hereof, Grantor shall not, and shall not permit any person or entity (herein called an "Owning Entity') owning ten percent (10%) or more of any stock, equity, partnership, ownership or other beneficial interest in Grantor (if Grantor is a corporation, partnership, joint venture, trust or other type of business association or legal entity) to, do any of the following (herein collectively called a "Disposition"): (i) sell, lease, exchange, assign, convey, transfer or otherwise dispose of, the Secured Property or any part thereof or any interest therein, including, without limitation, the leases, rents or income thereof, or grant or permit to exist any other mortgage, deed to secure debt, deed of trust, security agreement or other lien, security interest, charge or encumbrance against the Secured Property or any part thereof or any interest therein, including, without limitation, the leases, rents or income thereof, whether superior or inferior to this Security Deed or (ii) sell, lease, exchange, assign, convey, transfer, mortgage, encumber or otherwise dispose of, whether absolutely or to secure a debt, all or any portion of such Owning Entity's stock, partnership, ownership, or other beneficial interest in Grantor (if Grantor is a corporation, partnership, joint venture, trust or other type of business association or legal entity). Notwithstanding anything to the contrary contained herein, transfers by any general partner in Grantor shall be permitted provided that, immediately following the occurrence of any such transfer, JMB Realty Corporation, a Delaware corporation ("JMB"), or JMB Institutional Realty Corporation, an Illinois Corporation ("Institutional"), or one or more of the direct or indirect subsidiaries, or affiliates of JMB or Institutional, or the shareholders of JMB or Institutional, shall control and shall beneficially own directly or indirectly,
(A) at least 10% of the partnership interests and 51% of the general partnership interests in Grantor or (B) 49% of the Premises. Notwithstanding anything to the contrary contained herein, no transfer of any interest by a limited partner in Borrower or of any limited partner which is a partner in Borrower or of any shareholder in a corporation which is a partner in Borrower shall constitute a Disposition hereunder.

     (c) Grantee has advised Grantor in writing of the terms and conditions under which Grantor may rent or lease space within the Premises (such approved lease form and the other terms and conditions are herein called the "Leasing Plan"). Any leases or other occupancy agreements, expansions, extensions, renewals, modifications or other actions made or taken by Grantor in accordance with the Leasing Plan shall be deemed to have been consented to by Grantee within the meaning of this Section 1.17. No material deviation from the Leasing Plan shall be made without Grantee's prior written approval.

     (d) Notwithstanding anything contained herein to the contrary, if at the time of a transfer described in this subsection 1.17(d) there is no Event of Default nor any event or condition which, with the giving of notice, the passage of time,or both, would result in an Event of Default hereunder, then Grantor shall be entitled to transfer title to the Secured Property to an entity in which JMB Realty Corporation or JMB Institutional Realty Corporation or both or any affiliate or subsidiary thereof owns not less than five percent (5%) of the ownership interests in the aggregate and which is under control of or under common control with any such entity or entities or the owners thereof, so long as Grantor provides Grantee not less than 30 days prior written notice of each such transfer and

     (i) Grantee is reimbursed for all reasonable out of pocket costs and expenses incurred by Grantee in connection with such transfer, (including, a transfer fee in the amount of $1,500 to cover the costs of documenting the transfer in its records for each transfer after the first transfer within any 12-month period and its reasonable attorney's fees of outside counsel incurred in connection with such transfer;

     (ii)      simultaneously with the transfer, the transferee

  expressly assumes the payment of the Indebtedness and performance of the obligations secured hereby (without the release of Carlyle Real Estate Limited Partnership-XV from liability under the Indemnity unless Grantee agrees to a substitute Indemnitor);

     (iii)     simultaneously with the transfer, the transferee

  executes and delivers to Grantee assumption agreements, modification agreements, supplemental security documents and financing statements (including, without limitation, a reaffirmation of Carlyle Real Estate Limited Partnership-XV's liability under the Indemnity), reasonably satisfactory in form and substance to Grantee;

     (iv)      simultaneously with the transfer, the transferee

  delivers (at its sole cost and expense) to Grantee endorsements to any existing mortgagee title insurance policies during Grantee's liens and security interests covering the Secured
Property satisfactory in form and substance to Grantee;

     (v) within thirty (30) days after the transfer (or such additional time as is required because of inability to obtain recorded documents) the transferee delivers (at its sole cost and expense) to Grantee copies of all conveyance and other documents relating to the transfer reasonably satisfactory in form and substance to grantee; and

     (vi) Grantor and/or the transferee deliver (at their cost and expense) to Grantee such other documents and items and perform such other obligations as Grantee shall reasonably request;

provided, however, that such other documents, items and obligations shall be subject to the exculpatory provisions of the Note and shall not otherwise modify the Loan Documents.

     (e) Until the Indebtedness is paid in full, Grantor shall employ a property manager reasonably acceptable to Grantee,which manager (the "Manager") shall be and remain the person or entity responsible for the day to day management of the Premises and Grantor shall not terminate Manager except in case of the Manager's default and then only in accordance with sound business judgment. Grantor shall have the right during the term hereof,with the prior written consent of Grantee (which consent shall not be unreasonably withheld), to replace the Manager with another Manager of good reputation with equal or greater competence and experience in the management of properties of comparable type and size to the Premises. Without the prior written consent of Grantee, Grantor shall not permit Manager or any replacement Manager to assign, transfer or delegate its duties and responsibilities with respect to the Premises. Grantee hereby approves as Manager Calibre Properties, Inc. or JMB Properties Company (or any successor to all or substantially all of the assets and obligations of JMB Properties Company).



     (f) In determining whether to grant or withhold its consent under subsection 1.17(b) hereof (but without implying that Grantee's consent is required for the transfers permitted without consent pursuant to the last two sentences of subsection 1.17(b)),Grantee may (but is not obligated to), among other things, (1) consider the creditworthiness of the party to whom such Disposition or other transfer will be made and its management ability with respect to the Secured Property, (2) consider whether or not the security for repayment of the Indebtedness and the performance of the obligations secured hereby, or Grantee's ability to enforce its rights, remedies and recourses with respect to such security, will be impaired in any way by the proposed Disposition or other transfer, (3) require as a condition to granting such consent an increase in the rate of interest payable under the Note or any other change in terms and provisions of the Note and other Loan Documents, (4) require that Grantee be reimbursed for all costs and expenses incurred by Grantee in investigating the creditworthiness and management ability of the party to whom such Disposition or other transfer will be made and in determining whether Grantee's security will be impaired by the proposed Disposition or other disposition, (5) require the payment to Grantee of a transfer fee to cover the cost of documenting the Disposition or other transfer in its records, (6) require the payment of its reasonable attorneys' fees in connection with such Disposition or other transfer, (7) require the express assumption of payment of the Indebtedness and performance of the obligations secured hereby by the party to whom such Disposition or other transfer will be made (with or without the release of Grantor or any guarantor from liability for such Indebtedness, unless Grantee agrees to a substitute Indemnitor), (8) require the execution of assumption agreements, modification agreements, supplemental security documents and financing statements, satisfactory in form and substance to Grantee, (9) require endorsements (to the extent available under applicable law) to any existing mortgagee title insurance policies or construction binders insuring Grantee's liens and security interests covering the Secured Property, and
(10) require additional security for the payment of the Indebtedness and performance of the obligations secured hereby.

     Section 1.18. Estoppel Certificates.  Grantor, within five
(5) days upon request in person or within ten (10) days upon request by mail, shall furnish to Grantee a written statement, duly acknowledged, setting forth the amount due under this Security Deed, the terms of payment and maturity date of the Note, the date to which interest has been paid, whether any offsets or defenses exist against the Indebtedness and, if any are alleged to exist, the nature thereof shall be set forth in detail.

     Section 1.19. Security Deposits. All security deposits of tenants of the Premises shall be treated as trust funds not to be commingled with any other funds of Grantor. Within ten (10) days after request by Grantee, Grantor shall furnish satisfactory evidence of compliance with this Section 1.19 together with a statement of all security deposits deposited by the tenants and copies of all leases not theretofore delivered to Grantee, certified by Grantor; provided, however, that Grantor shall not have to furnish Grantee with copies of all leases not theretofore delivered to Grantee if such leases are available for review at the Property.

     Section 1.20. Assignment of Rents. Grantor hereby assigns to Grantee, as further security for the payment of the Indebtedness, the rents, issues and profits of the Premises, together with all leases and other documents evidencing such rents, issues and profits now or hereafter in effect and any and all deposits held as security under said leases. Nothing contained in the foregoing sentence shall be construed to bind Grantee to the performance of any of the covenants, conditions or provisions contained in any such lease or other document or otherwise to impose any obligation on Grantee (including, without limitation, any liability under the covenant of quiet enjoyment contained in any lease or in any law of any applicable state in the event that any tenant shall have been joined as a party defendant in any action to foreclose this Security Deed and shall have been barred and foreclosed thereby of all right, title and interest and equity of redemption in the Premises), except that Grantee shall be accountable for any money actually received pursuant to such assignment. Grantor hereby further grants to Grantee the right (i) to enter upon and take possession of the Premises for the purpose of collecting the said rents, issues and profits, (ii) to dispossess by the usual summary proceedings any tenant defaulting in the payment thereof to Grantee, (iii) to let the Premises, or any part thereof, and (iv) to apply said rents, issues and profits, after payment of all necessary charges and expenses, on account of said Indebtedness. Such assignment and grant shall continue in effect until the Indebtedness is paid, the execution of this Security Deed constituting and evidencing the irrevocable consent of Grantor to the entry upon and taking possession of the Premises by Grantee pursuant to such grant, whether foreclosure has been instituted or not and without applying for a receiver. Grantor shall have a revokable license to collect and receive such rents, issues and profits. Grantor agrees to use said rents, issues and profits in payment of principal and interest becoming due under this Security Deed and in payment of taxes, assessments, water rates, sewer rents and carrying charges becoming due against the Premises. Such right of Grantor to collect and receive such rents, issues and profits maybe revoked by Grantee without notice upon the occurrence of an Event of Default. In the event Grantor has executed a separate assignment of rents and leases, then the provisions of such separate assignment shall supersede the provisions of this Section. Grantee agrees that, to the extent it uses the services of Grantor's property manager with respect to any of its rights under this Section 1.20, it shall pay the reasonable costs and expenses of such manager: provided, however, that nothing in this section shall in any way impair or limit Grantee's ability to terminate such manager upon the occurrence of an Event of Default.

     Section 1.21. Leases and Other Agreements Affecting
Property. Grantor will duly and punctually perform all terms, covenants, conditions and agreements binding upon it under any lease or any other agreement which involves or affects the Secured Property or any part thereof. Grantor will furnish Grantee with executed copies of all leases hereafter created upon the Secured Property or any part thereof within ten (10) days of being executed; provided, however, that Grantor shall not have to furnish copies of all leases hereafter created if such leases are available for review at the Secured Property. All present and future lease forms used by the Grantor with respect to the tenants of the Premises shall be approved by Grantee in accordance with subsection 1.17(c) hereof, and no substantive modifications shall be made thereto without Grantee's consent. The term and rental of all future leases are to be approved by Grantee in accordance with subsection 1.17(c) hereof.

     Section 1.22. Indemnity. Grantor shall indemnify and hold Grantee harmless from and against any and all suits, actions, claims, proceedings (including third party proceedings) damages, losses, liabilities and expenses (including, without limitation, reasonable outside attorneys' fees and disbursements) which may be incurred by or asserted against Grantee as the result of its having made the loan secured hereby, including, but not limited to, claims for brokerage commissions or finder's fees for arranging the loan secured by this Security Deed, claims of persons claiming mechanics' or similar liens, claims of tenants of the Premises and claims for recording taxes, filing fees, transfer taxes and similar claims relating to this Security Deed but excluding any claims, costs or fees, which result from Grantee's gross negligence or willful misconduct. The provisions of this Section shall survive the repayment of the Indebtedness secured hereby.

     Section 1.23.  Security Agreement.

     (a) Insofar as the machinery, apparatus, equipment, fittings, fixtures, building supplies and materials, articles of personal property, contract rights, accounts and general intangibles either referred to or described in this Security Deed, or in any way connected with the use and enjoyment of the Secured Property is concerned, this Security Deed is hereby made and declared to be a security agreement, encumbering each and every item of personal property included herein, in compliance with the provisions of the Uniform Commercial Code as enacted in the State of Georgia. A financing statement or statements reciting this Security Deed to be a security agreement, affecting all of said personal property aforementioned, shall be executed by Grantor and appropriately filed. The remedies for any violation of the covenants, terms and conditions of the security agreement herein contained shall be (i) as prescribed herein, or (ii) as prescribed by general law, or (iii) as prescribed by the specific statutory consequences now or hereafter enacted and specified in said Uniform Commercial Code, all at Grantee's sole election. Grantor and Grantee agree that the filing of such financing statement(s) in the records normally having to do with personal property shall never be construed as in anywise derogating from or impairing this declaration and hereby stated intention of Grantor and Grantee that everything owned by Grantor and located at the Premises or used exclusively in connection with the production of income from the Secured Property and/or adapted for use therein and/or which is described or reflected in this Security Deed, is, and at all times and for all purposes and in all proceedings both legal or equitable shall be, regarded as part of the real estate irrespective of whether (a) any such item is physically attached to the Premises, (b) serial numbers are used for the better identification of certain items capable of being thus identified in a recital contained herein, or (c) any such item is referred to or reflected in any such financing statement(s) so filed at any time. Similarly, the mention in any such financing statement(s of the rights in and to (aa) the proceeds of any fire, casualty and/or hazard insurance policy, or (bb) any award in condemnation proceedings for a taking or for loss of value, or (cc) Grantor's interest as lessor in any present or future lease or rights to income growing out of the use and/or occupancy of the Secured Property, whether pursuant to lease or otherwise, shall never be construed as in anywise altering any of the rights of Grantee as determined by this instrument or impugning the priority of Grantee's lien granted hereby or by any other recorded document, but such mention in such financing statement(s) is declared to be for the protection of Grantee in the event any court shall at any time hold with respect to the foregoing (aa), (bb) or (cc), that notice of Grantee's priority of interest to be effective against a particular class of persons, must be filed in the Uniform Commercial Code records.

     (b) Grantor shall execute and deliver to Grantee, inform and substance satisfactory to Grantee, such "financing statements" and such further assurances as Grantee may from time to time reasonably consider necessary to create, perfect and preserve Grantee's security interest herein granted, and Grantee may cause such statements and assurances to be recorded and filed at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest.

     (c) The assignment and security interest herein granted shall not be deemed or construed to constitute Grantee as "trustee in possession" of the Secured Property, to obligate Grantee to lease the Secured Property or attempt to do same, or to take any action, incur any expense or perform or discharge any obligation, duty or liability whatsoever under any of the leases or otherwise.

     (d) This Security Deed shall constitute a "fixture filing" for the purposes of Chapter 9 of the Georgia Uniform Commercial Code. All or part of the Secured Property is or is to become fixtures; information concerning the security interest herein granted may be obtained at the addresses set forth on Page 1 hereof. For purposes of the security interest herein granted, the address of Debtor (Grantor) and the address of Secured Party (Grantee) are set forth on Page 1 hereof.

     Section 1.24.  [INTENTIONALLY OMITTED].

     Section 1.25.  [INTENTIONALLY OMITTED].

     Section 1.26. Environmental Matters. Except as disclosed in that certain Phase I Environmental Site Assessment and Limited
Radon Survey, dated July 24, 1994, prepared by Law Engineering,
Inc.

     (a) Grantor represents and covenants that (i) Grantor has not caused or suffered to occur and Grantor will not hereafter cause or suffer to occur, any deposit, storage, disposal, burial, discharge, spillage, uncontrolled loss, seepage or filtration is hereinafter called a "spill") of oil, petroleum or chemical liquids or solids, liquid or gaseous products or any hazardous waste or hazardous substances (collectively, "Hazardous Substances"), as those terms are used in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 or in any other federal, state or local law governing Hazardous Substances, as such laws may be amended from time to time (collectively, hereinafter called the "Act"), at, upon, under or within the Premises in violation of any Act; (ii) except as described in writing to Grantee prior to the date hereof, neither Grantor nor, to Grantor's knowledge after operations at or near the Premises which could lead to the imposition on Grantor or any other owner of the Premises of liability or the creation of a lien on the Premises, under any Actor under similar applicable laws or regulations; and (iii) Grantor has not permitted and to the extent commercially practicable will not permit any tenant or occupant of the Premises to engage in any activity in violation of any Act that could lead to the imposition of liability on such tenant or occupant, Grantor or any other owner of any of the Premises, or the creation of a lien on the Premises, under any Act or any similar applicable laws or regulations.

     (b) Grantor shall comply strictly and in all respects with the requirements of any Act and related regulations and with all similar applicable laws and regulations and shall notify Grantee promptly in the event Grantor learns of any spill of a Hazardous Substance upon the Premises in violation of any Act, and shall promptly forward to Grantee copies of all orders, notices, permits, applications or other communications and reports received by Grantor in connection with any such spill or any other matters relating to any Act or related regulations or any similar applicable laws or regulations, as they may affect the Premises.

     (c) If Grantee at any time reasonably believes that (i) Hazardous Substances exist on the Premises in violation of any Act, or (ii) the Premises are not in compliance with any Act, promptly upon the written request of Grantee, Grantor shall provide Grantee, at Grantor's expense, with an environmental site assessment or environmental audit report certified to Grantee and prepared by an environmental engineering firm acceptable to Grantee, to assess with a reasonable degree of certainty the presence or absence of any Hazardous Substances and the potential costs in connection with abatement, cleanup or removal of any Hazardous Substances found on, under, at or within the Premises.

     (d) Excluding Grantee's gross negligence and wilful misconduct, Grantor shall, subject to subsection 1.26(f) below, indemnify and hold harmless Grantee against and from any and all claims, suits, actions, debts, damages, losses, obligations, judgments, and all out of pocket cost, charges, and expenses, of any nature whatsoever suffered or incurred by Grantee, whether as holder of the Security Deed, as mortgagee in possession, or as successor-in-interest to Grantor by foreclosure deed or deed in lieu of foreclosure, under or on account of any Act or any similar laws or regulations, including the assertion of any lien thereunder, with respect to:

     (i) any discharge of Hazardous Substances in violation of any Act, the threat of a discharge of any Hazardous Substances in violation of any Act, or the presence of any Hazardous Substances affecting the Secured Property in violation of any Act whether or not the same originates or emanates from the Secured Property or any contiguous real estate including any loss of value of the Secured Property as a result of any of the foregoing;

     (ii) any cost of removal or remedial action incurred by the United States Government or any costs incurred by any other person or damages from injury to, destruction of, or loss of natural resources, including reasonable costs of assessing such injury, destruction or loss incurred pursuant to any Act;

     (iii) liability for personal injury or property damage arising under any statutory or common law tort theory on account of a violation of any Act, including, without limitation, damages assessed for the maintenance of a public or private nuisance or for the carrying on of an abnormally dangerous activity at or near the Secured Property; and/or

     (iv) any other environmental matter affecting the Secured Property within the jurisdiction of the Environmental
Protection Agency, any other federal agency, or any state or local environmental agency.

Grantor's obligations under this Security Deed shall arise upon the discovery of the presence of any Hazardous Substance in violation of any Act, whether or not the Environmental Protection
Agency, any other federal agency or any state or local environmental agency has taken or threatened any action in connection with the presence of any Hazardous Substances.

     (e) In the event of any spill of Hazardous Substances in violation of any Act, the threat of a discharge of any Hazardous Substances in violation of any Act, or the presence of any Hazardous Substances affecting the Secured Property in violation of any Act, whether or not the same originates or emanates from the Secured Property or any contiguous real estate, and/or if Grantor shall fail to comply with any of the requirements of any Act or related regulations or any other environmental law or regulation affecting the Secured Property or Grantor, Grantee may at its election, but without the obligation so to do, give such notices and/or cause such work to be performed at the Secured Property and/or take any and all other actions as Grantee shall deem necessary or advisable in order to abate the discharge of any Hazardous Substance, remove the Hazardous Substance or cure Grantor~s noncompliance. Prior to giving such notices and/or causing such work to be performed and/or taking any other actions, Grantee shall endeavor to give Grantor written or oral (to be followed with written) notice thereof, but no failure to give any notice shall in any way affect or impair Grantor's obligations and liabilities hereunder or subject Grantee to any liability whatsoever on account thereof or on account of any such work, notices, or other actions.

     (f) (i) Grantor obligations under the indemnity given in subsection 1.26(d) above shall continue until the earlier of (a) two years from the date of foreclosure or conveyance in lieu thereof, or (b) one year from the date of repayment of the Loan, unless Grantee has notified Grantor before such expiration date of an event or condition giving rise to a claim by Grantee under subsection 1.26(d) hereof or that a violation or suspected violation has been discovered or claimed, in which case Grantor's obligations under the indemnity given in subsection 1.26(d) above shall continue as to the events and conditions listed in such notice for as long a period thereafter as is permitted by law, and
(ii) Grantor shall not be liable for a claim to the extent it relates to an event or condition occurring after the date Grantee or Grantee's successors, assigns or affiliates, takes title to the Secured Property (as distinguished from those occurring prior to the date Grantee or its successors, assigns or affiliates take title but are not discovered until after such date). The notice given by Grantee pursuant to this subsection 1.26(f) to extend the date of Grantor's liability hereunder shall state the grounds for the claim under the indemnity or the nature of the violation or suspected violation of any Acts that has been discovered or claimed.

                      ARTICLE II

                 Default and Remedies

     Section 2.01. Events of Default. Any one or more of the following events or conditions shall constitute Events of Default under this Security Deed:

     (a) failure of Grantor to pay (i) within five (S) days after the same shall be due and payable, whether by maturity or otherwise (except for maturity by acceleration), any interest, principal or other amounts required to be paid on the Note, or
(ii) within ten (10) days after the same shall be due and payable, any other amounts required to be paid under any of the Loan Documents; or

     (b) failure by Grantor to observe or perform any of the terms, covenants or conditions contained in this Security Deed (other than in Paragraph (a) hereof) and Grantor's failure to cure the same within thirty (30) days after written notice thereof from Grantee; provided, however, that if the nature of such failure to observe or perform is such that the same cannot be cured within such 30 day period, such failure to observe or perform shall not be deemed an Event of Default if within such 30 day period Grantor commences to cure the failure to observe or perform and thereafter diligently prosecutes the cure of such failure to observe or perform and cures such failure to observe or perform within ninety
(90) days after its receipt of the written notice thereof from Grantee; and provided further that such grace period set forth in this subparagraph (b) shall not apply to any other Event of Default expressly set forth in this Section 2.01 or to any other covenant or condition with respect to which a limitation as to time or grace period or right to cure is expressly provided in this Security Deed or in any other Loan Document; or

     (c) if any representation or warranty made by Grantor to Grantee contained herein or in any of the other Loan Documents or in any other certificate or document furnished to Grantee in connection with the Loan or in furtherance of the requirement of any of the Loan Document shall be incorrect in any material respect at the time when made and Grantor's failure to change the facts or circumstances which cause such representation or warranty to be incorrect within thirty (30) days after written notice thereof from Grantee; provided, however, that if the nature of such representation or warranty is such that the same cannot be made correct within such 30 day period, such incorrect representation or warranty shall not be deemed an Event of Default if within such 30 day period Grantor commences to cause such representation or warranty to become correct and thereafter diligently prosecutes the correction thereof and corrects the facts or circumstances which cause such representation or warranty to be incorrect within ninety (90) days after its receipt of the written notice thereof from Grantee; and provided further that such grace period set forth in this subparagraph (c) shall not apply to any other Event of Default expressly set forth in this
Section 2.01 or to any other covenant or condition with respect to which a limitation as to time or grace period or right to cure is expressly provided in this Security Deed or in any other Loan Document; or

     (d) if, as expressly permitted hereunder, Grantor executes any conditional sale agreement, chattel mortgage, title retention agreement or other security agreement covering any materials, fixtures or articles intended to be used in the operation of the improvements located on the Premises or intended to be incorporated in such improvements or the appurtenances thereto or covering articles of personal property placed in such improvements, or files or permits to be filed a financing statement or similar document publishing notice of or having the effect or purpose of perfecting such security agreement, or if any of such materials, fixtures or articles are not purchased so that ownership thereof will vest unconditionally in Grantor free from encumbrances on delivery at the Premises, or if Grantor does not produce to Grantee upon demand the contracts, bills of sale, statements, receipted vouchers or agreements, or any of them, under which Grantor claims title to such materials, fixtures or articles; or

     (e) subject to Section 1.04 hereof, if a lien or claim of lien (other than an inchoate lien for ad valorem taxes) for the performance of work or the supply of materials or any other lien, charge or encumbrance, whether for federal, state or local taxes or otherwise is filed against Grantor, the Premises or any part thereof and remains unsatisfied or unbonded (in a manner approved in writing by Grantee) for a period of thirty (30) days after Grantor has received notice of the filing of such lien, charge or encumbrance; or

     (f) subject to Grantor's rights to contest the same granted pursuant to subparagraph (b) of Section 1.06, failure by Grantor to pay or cause to be paid, before any fine, penalty, interest or cost may be added thereto, all franchise taxes and charges, and other governmental charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind and nature whatsoever, including but not limited to, assessments for public improvements or benefits which are assessed, levied, confirmed, imposed or become a lien upon the Secured Property or any part thereof or become payable during the term of the Loan, or if Grantor enters into any agreement either oral or written, which has the effect of deferring the payment of any taxes or other charges which are or can be assessed, levied, confirmed or imposed or become a lien upon the Secured Property or become payable during the term of the Loan; or

     (g) failure by Grantor to observe or perform any of the terms, covenants or conditions contained in the Note, the Indemnity or any of the other Loan Documents which are not set listed in this Section 2.01 and Grantor's failure to cure the same within thirty (30) days after written notice thereof from Grantee; provided, however, that if the nature of such failure to observe or perform is such that the same cannot be cured within such 30 day period, such failure to observe or perform shall not be deemed an Event of Default if within such 30 day period Grantor commences to cure the failure to observe or perform and thereafter diligently prosecutes the cure of such failure to observe or perform and cures such failure to observe or perform within ninety
(90) days after its receipt of the written notice thereof from Grantee; and provided further that such grace period set forth in this subparagraph (g) shall not apply to any other Event of Default expressly set forth in this Section 2.01 or to any other covenant or condition with respect to which a limitation as to time or grace period or right to cure is expressly provided in this Security Deed or in any other Loan Document; or

     (h) if a default or an event of default shall occur under any deed to secure debt, deed of trust or mortgage on the Premises or any part thereof or any interest therein which is superior or inferior to this Security Deed; provided, however, that this provision shall not be deemed to be a consent by Grantee for the creation or imposition of any such other deed to secure debt, deed of trust or mortgage; or

     (i) if a receiver, liquidator or trustee of Grantor or any guarantor, or of any substantial portion of its or his respective properties, shall be appointed, and the same is not withdrawn, dismissed, cancelled or terminated within ninety (90) days; or

     (j) if a petition in bankruptcy or for reorganization or for protection under any Debtor Relief laws shall have been filed against Grantor or any guarantor and the same is not withdrawn, dismissed, cancelled or terminated within ninety (90) days; or

     (k) unless permitted in accordance with Section 1.17 hereof, if any Disposition is made by Grantor of the Secured Property or any part thereof or any interest therein or if any Disposition or other transfer is made by an Owning Entity of any of its interest in Grantor; or

     (l) if Grantor makes an assignment for the benefit of creditors or files or consents to the filing of a petition in bankruptcy or commences or consents to the commencement of any proceeding under Title 11 of the United States Code or under any other federal or state law, now or hereafter in effect, relating to the reorganization or liquidation of Grantor or the arrangement or rearrangement or readjustment of the debts of Grantor having the effect of enjoining or staying the exercise of rights or remedies by creditors, it being understood that the filing against Grantor of such a petition by a general partner, officer or stockholder of Grantor, shall be deemed to be a filing with the consent of Grantor, as the case may be; or

     (m) if there is an attachment or sequestration of or relating to the Secured Property or of or to any other substantial portion of any other assets of Grantor and the same is not discharged within ninety (90) days; or

     (n) if Grantor or any of its constituent partners or shareholders institute or fail to contest any proceeding for the dissolution or termination of Grantor; or

     (o) if Grantor ceases to do business or terminates its business as presently conducted for any reason whatsoever; or

     (p) if Grantor is in default under leases under which tenants are occupying in the aggregate more than twenty percent
(20~) of the space in the Premises; or

     (q) if Grantor shall fail to provide or to maintain insurance in accordance with the requirements of this Security
Deed, or shall fail to pay the premiums therefor in a timely manner as required by this Security Deed; or

     (r) failure of Grantor to complete the Deferred Maintenance
Work required by Section 14.3 of the Note to Grantee's reasonable satisfaction on or before July 1, 1995.

     Section 2.02. Remedies.

     (a) Upon the occurrence of any Event of Default, Grantor acknowledges and agrees that Grantee may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Grantor and in and to the Secured Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Grantee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Grantee: (1) declare the entire unpaid Indebtedness to be immediately due and payable; or (2) notify all tenants of the Premises and all others obligated on leases of any part of the Premises that all rents and other sums owing on leases have been assigned to Grantee and are to be paid directly to Grantee, and to enforce payment of all obligations owing on leases, by suit, ejectment, cancellation, releasing, reletting or otherwise, whether or not Grantee has taken possession of the Premises, and to exercise whatever rights and remedies Grantee may have under any assignment of rents and leases; or (3) enter into or upon the Premises, either personally or by its agents, nominees or attorneys and dispossess Grantor and its agents and servants therefrom, and thereupon Grantee may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Premises and conduct the business thereat; (ii) complete any construction on the Premises in such manner and form as Grantee deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Secured Property; (iv) exercise all rights and power of Grantor with respect to the Premises, whether in the name of Grantor, or otherwise, including, without limitation, the right to make, cancel, enforce or modify leases, obtain and evict tenants, and demand, sue for, collect and receive all earnings, revenues, rents, issues, profits and other income of the Premises and every part thereof, which rights shall not be in limitation of Grantee's rights under any assignment of rents and leases securing the Loan; and (v) apply the receipts from the Premises to the payment of the Indebtedness, after deducting therefrom all out of pocket expenses (including reasonable attorneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the taxes, assessments, insurance and other charges in connection with the Secured Property, as well as just and reasonable compensation for the services of Grantee, its counsel, agents and employees; or
(4) institute proceedings for the complete foreclosure of this Security Deed either at law, in equity or pursuant to Section 2.02(b) herein, in which case the Secured Property may be sold for cash or upon credit in one or more parcels; or (5) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Deed for the portion of the Indebtedness then due and payable (if Grantee shall have elected not to declare the entire Indebtedness to be immediately due and owing), subject to the continuing lien of this Security Deed for the balance of the Indebtedness not then due; or (6) sell for cash or upon credit the Secured Property or any part thereof and all estate, claim, demand, right, title and interest of Grantor therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, a~ an entity or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law, and in the event of a sale, by foreclosure or otherwise, of less than all of the Secured Property, this Security Deed shall continue as a lien on the remaining portion of the Secured Property; or (7) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein or in the Note; or (8) obtain judgment on the Note either before, during or after any proceedings for the enforcement of this Security Deed; or (9) obtain from any court of competent jurisdiction the appointment of a trustee, receiver, liquidator or conservator of the Secured Property, without regard for the adequacy of the security for the Indebtedness and without regard for the solvency of Grantor, any guarantor, or any other person, firm or other entity liable for the payment of the Indebtedness, and without regard for any other statutory or common law requirements otherwise applicable to the appointment of a trustee, receiver, liquidator or conservator; or (10) pay or perform any default in the payment, performance or observance of any term, covenant or condition of this Security Deed, and all payments made or out of pocket costs or expenses incurred by Grantee in connection therewith, shall be secured hereby and shall be, without demand, immediately repaid by Grantor to Grantee with interest thereon as provided in Section 1.11 hereof, the necessity for any such actions and of the amounts to be paid to be in the sole judgment of Grantee, and Grantee may enter and authorize others to enter upon the Secured Property or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Grantor or any person in possession holding under Grantor; or (11) pursue such other remedies as Grantee may have under applicable law, in equity or under the Note, this Security Deed or any of the other Loan Documents.

     (b) If an Event of Default shall have occurred, Grantee, at its option, may sell the Secured Property or any part of the Secured Property at public sale or sales before the door of the courthouse of the county in which the Secured Property or any part of the Secured Property is situated, to the highest bidder for cash, in order to pay the Indebtedness secured hereby and accrued interest thereon and insurance premiums, liens, assessments, taxes and charges, including utility charges, if any, with accrued interest thereon, and all expenses of the sale and of all proceedings in connection therewith, including reasonable attorneys' fees, if incurred, after advertising the time, place and terms of sale once a week for four (4) weeks immediately preceding such sale (but without regard to the number of days) in a newspaper in which Sheriff's sales are advertised in said county. At any such public sale, Grantee may execute and deliver to the purchaser a conveyance of the Secured Property or any part of the Secured Property in fee simple, with full warranties of title (or without warranties if Grantee shall so elect) and to this end, Grantor hereby constitutes and appoints Grantee the agent and attorney-in-fact of Grantor to make such sale and conveyance, and thereby to divest Grantor of all right, title, interest, equity and equity of redemption that Grantor may have in and to the Secured Property and to vest the same in the purchaser or purchasers at such sale or sales, and all the acts and doings of said agent and attorney-in-fact are hereby ratified and confirmed and any recitals in said conveyance or conveyances as to facts essential to a valid sale shall be binding upon Grantor; provided, however, that no actions taken by Grantee as such attorney-in-fact shall increase Grantor's liability under Section
3.13 hereof. The aforesaid power of sale and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise, are granted as cumulative of the other remedies provided hereby or by law for collection of the Indebtedness secured hereby and shall not be exhausted by one exercise thereof but may be exercised until full payment of all Indebtedness secured hereby. In the event of any such foreclosure sale by Grantee, Grantor shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over.

     (c) The purchase money proceeds or avails of any sale made under or by virtue of this Article II, together with any other sums which then may be held by Grantee under this Security Deed, whether under the provisions of this Article II or otherwise, shall be applied as follows:

          First: To the payment of the costs and expenses of any such sale, including reasonable compensation to Grantee, its agents and outside counsel, and of any judicial proceedings wherein the same may be made, and of all out of pocket expenses, liabilities and advances made or incurred by Grantee under this Security Deed, together with interest as provided herein on all advances made by Grantee and all taxes or assessments, except any taxes, assessments or other charges subject to which the Secured Property shall have been sold.

          Second: To the payment of the whole amount then due, owing or unpaid upon the Note for principal, together with any and all applicable interest and late charges.

          Third: To the payment of any other sums required to be paid by Grantor pursuant to any provision of this Security Deed or of the Note or other Loan Documents.

          Fourth: To the payment of the surplus, if any after the payment of all the Indebtedness, to whomsoever may be lawfully entitled to receive the same. Grantee and any receiver of the Secured Property, or any part thereof, shall be liable to account for only those rents, issues and profits actually received by it.

     (d) Grantee may adjourn from time to time any sale by it to be made under or by virtue of this Security Deed by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, Grantee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

     (e) Upon the completion of any sale or sales made by Grantee under or by virtue of this Article II, Grantee, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Grantee is hereby irrevocably appointed the true and lawful attorney of Grantor, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Secured Property and rights so sold and for that purpose Grantee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Grantor hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof; provided, however, that no actions taken by Grantee as such attorney-in-fact shall increase Grantor's liability under Section
3.13 hereof. Any such sale or sales made under or by virtue of this Article II, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Grantor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Grantor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Grantor.

     (f) In the event of any sale made under or by virtue of this
Article II (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale) the entire Indebtedness, if not previously due and payable, immediately thereupon shall, anything in the Note or in this Security Deed to the contrary notwithstanding, become due and payable.

     (g) Upon any sale made under or by virtue of this Article II (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), Grantee may bid for and acquire the Secured Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Indebtedness the net sales price after deducting therefrom the out of pocket expenses of the sale and the costs of the action and any other sums which Grantee is authorized to deduct under this Security Deed.

     (h) No recovery of any judgment by Grantee and no levy of an execution under any judgment upon the Secured Property or upon any other property of Grantor shall affect in any manner or to any extent, the lien and title of this Security Deed upon the Secured Property or any part thereof, or any liens, titles, rights, powers or remedies of Grantee hereunder, but such liens, titles, rights, powers and remedies of Grantee shall continue unimpaired as before.

     (i) Grantor agrees, to the fullest extent permitted by law, that upon the occurrence of an Event of Default, neither Grantor nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension, homestead, exemption or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Security Deed, or the absolute sale of the Secured Property, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereat, and Grantor, for itself and all who may at any time claim through or under it, hereby waives to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets comprised in the security intended to be created hereby marshalled upon any foreclosure of the lien or title hereof.

     (j) Grantee, at its option, is authorized to foreclose this Security Deed subject to the rights of any tenants of the Premises, and the failure to make any such tenants parties to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted to be by Grantor, a defense to any proceedings instituted by Grantee to collect the sums secured hereby.

     (k) Grantee, at its option, upon application to a court of competent jurisdiction, shall be entitled as a matter of strict right without notice and without regard to the occupancy or value of any security for the Indebtedness secured hereby or the solvency of any party bound for its payment, to the appointment of a receiver to take possession of and to operate the Premises and to collect and apply the rents, issues, profits and revenues thereof. The receiver shall have all of the rights and powers permitted under the laws of the State of Georgia. Grantor will pay to Grantee within ten (10) days after demand all out of pocket expenses, including receiver's fees, reasonable attorney's fees actually incurred, costs and agent's compensation, incurred pursuant to the provisions of this subsection (k); and all such expenses shall be secured by this Deed as part of the Indebtedness.

     Section 2.03. Payment of Indebtedness After Default.
Upon the occurrence of any Event of Default and the acceleration of the maturity of the Note, if, at any time prior to foreclosure sale, Grantor or any other person tenders payment of the amount necessary to satisfy the Indebtedness, the same shall constitute an evasion of the payment terms of the Note and shall be deemed to be a voluntary prepayment thereunder, in which case such payment must include the premium required under the prepayment provision, if any, contained herein, in the Note or, if at that time there is no privilege of prepayment, then the payment will include a premium of five percent (5%) of the then unpaid Indebtedness. This provision shall be of no force or effect if at the time that such tender of payment is made Grantor has the right under this Security Deed or the Note to prepay the Indebtedness without penalty or premium.

     Section 2.04. Possession of the Premises. Possession of the
Premises during the existence of the Indebtedness by Grantor, or any person claiming under Grantor, shall be that of a tenant under Grantee and its successors and assigns. Upon the occurrence of any Event of Default hereunder, it is agreed that the then owner of the Premises, if it is the occupant of the Premises or any part thereof, shall immediately surrender possession of the Premises so occupied to Grantee, and if such occupant is permitted to remain in possession, the possession shall be as tenant of Grantee and, on demand, such occupant (a) shall pay to Grantee monthly, in advance, a reasonable rental for the space so occupied, and (b) in default thereof may be dispossessed by the usual summary proceedings. The covenants herein contained may be enforced by a receiver of the Secured
Property or any part thereof. Nothing in this Section 2.04 shall be deemed to be a waiver of the provisions of this Security Deed prohibiting the sale or other disposition of the Secured Property without Grantee's consent.

     Section 2.05. Interest After Acceleration. If Grantee shall declare the entire unpaid Indebtedness to be immediately due and payable as provided in Section 2.02, then and in such event, Grantor shall pay interest thereon from and after the date of such declaration at the Default Rate (as such term is defined in the Note) and such interest shall be due and payable, on demand, at such rate until the entire amount due is paid to Grantee, whether or not any action shall have been taken or proceeding commenced to recover the same or to foreclose this Security Deed. x Nothing in this Section 2.05 or in any other provision of this Security Deed shall constitute an extension of the time of payment of the Indebtedness.

     Section 2.06. Grantor's Actions After Default. After the happening of any Event of Default and immediately upon the commencement of any action, suit or other legal proceedings by Grantee to obtain judgment for the Indebtedness, or of any other nature in aid of the enforcement of the Note or of this Security Deed, Grantor will (a) waive the issuance and service of process and enter its voluntary appearance in such action, suit or proceeding, and (b) if required by Grantee, consent to the appointment of a receiver or receivers of the Secured Property and of all the earnings, revenues, rents, issues, profits and income thereof. Nothing herein shall be deemed to require the commencement of a suit or the consent of Grantor as a condition precedent for Grantee's right to the appointment of a receiver or the exercise of any other rights or remedies available to Grantee.

     Section 2.07. Control by Grantee After Default. Notwithstanding the appointment of any receiver, liquidator or trustee of Grantor, or of any of its property, or of the Secured Property or any part thereof, Grantee shall be entitled to retain possession and control of all property now and hereafter covered by this Security Deed.

     Section 2.08. WAIVER-OF GRANTOR'S RIGHTS. BY EXECUTION OF THIS SECURITY DEED AND BY INITIALING THIS SECTION 2.08, GRANT OR
EXPRESSLY: (A) ACKNOWLEDGES THE RIGHT TO ACCELERATE THE INDEBTEDNESS EVIDENCED BY THE NOTE AND THE POWER OF ATTORNEY GIVEN HEREIN TO GRANTEE TO SELL THE SECURED PROPERTY BY NONJUDICIAL FORECLOSURE UPON DEFAULT BY GRANTOR WITHOUT ANY JUDICIAL HEARING AND WITHOUT ANY NOTICE; (B) WAIVES ANY AND ALL RIGHTS WHICH GRANTOR MAY HAVE UNDER THE CONSTITUTION OF THE UNITED STATES (INCLUDING THE FIFTH AND FOURTEENTH AMENDMENTS THEREOF), THE VARIOUS PROVISIONS OF THE CONSTITUTIONS FOR THE SEVERAL STATES, OR BY REASON OF ANY OTHER~ APPLICABLE LAW, TO NOTICE AND TO JUDICIAL HEARING PRIOR TO THE EXERCISE BY GRANTEE OF ANY RIGHT OR REMEDY HEREIN PROVIDED TO GRANTEE; (C) ACKNOWLEDGES THAT GRANTOR HAS READ THIS SECURITY DEED AND ITS PROVISIONS HAVE BEEN EXPLAINED FULLY TO GRANTOR AND GRANTOR HAS CONSULTED WITH COUNSEL OF GRANTOR'S CHOICE PRIOR TO EXECUTING THIS SECURITY DEED; AND (D) ACKNOWLEDGES THAT ALL WAIVERS OF THE AFORESAID RIGHTS OF GRANTOR HAVE BEEN MADE KNOWINGLY, INTENTIONALLY AND WILLINGLY BY GRANTOR AS PART OF A BARGAINED FOR LOAN TRANSACTION:

                 INITIALED BY GRANTOR:

     CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XV, an Illinois limited partnership

        By:  JMB Realty Corporation, a Delaware
             corporation, general partner

        By:


                      ARTICLE III

                     Miscellaneous

     Section 3.01. Credits Waive. Grantor will not claim nor demand nor be entitled to any credit or credits against the Indebtedness for so much of the taxes assessed against the Secured Property or any part thereof as is equal to the tax rate applied to the amount due on this Security Deed or any part thereof, and no deductions shall otherwise be made or claimed from the taxable value of the Secured Property or any part thereof by reason of this Security Deed or the Indebtedness.

     Section 3.02. No Release. Grantor agrees, that in the event the Secured Property is sold other than to a permitted transferee under Section 1.17 hereof and Grantee enters into any agreement with the then owner of the Secured Property extending the time of payment of the Indebtedness, or otherwise modifying the terms hereof, Grantor shall continue to be liable to pay the Indebtedness according to the tenor of any such agreement unless expressly released and discharged in writing by Grantee.

     Section 3.03. Notices. All notices hereunder shall be in writing, and shall be deemed to have been sufficiently given, or served for all purposes when delivered in person or sent by express mail or by courier or by certified mail, return receipt requested, to any party hereto at its address above stated (in the case of Grantee, to the attention of Manager - Commercial Real Estate Department) or at such other address of which it shall have notified the party giving such notice in writing as aforesaid. The provisions of this Section 3.03 do not apply to Grantee's monthly billings or invoices for interest and/or principal payment or to routine requests for information.

     Section 3.04. Binding Obligations. The provisions and covenants of this Security Deed shall run with the land, shall be binding upon Grantor and shall inure to the benefit of Grantee,subsequent holders of this Security Deed and their respective successors and assigns. For the purpose of this Security Deed, the term "Grantor" shall mean Grantor named herein, any subsequent owner of the Secured Property, and their respective heirs, executors, legal representatives, successors and assigns. If there is more than one Grantor, all their undertakings hereunder shall be deemed joint and several.

     Section 3.05. Captions. The captions of the Sections of this Security Deed are for the purpose of convenience only and are not intended to be a part of this Security Deed and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.

     Section 3.06.  Further Assurances.  Subject to the
provisions of Section 3.13 below, Grantor shall do, execute,acknowledge and deliver, at the sole cost and expense of Grantor,all and every such further acts, deeds, conveyances, assignments,estoppel certificates, notices of assignment, transfers and assurances as Grantee may reasonably require from time to time in order to better assure, convey, assign, transfer and confirm unto Grantee, the rights now or hereafter intended to be granted to Grantee under this Security Deed, any other instrument executed in connection with this Security Deed or any other instrument under which Grantor may be or may hereafter become bound to convey, transfer or assign to Grantee for carrying out the intention of facilitating the performance of the terms of this Security Deed.

     Section 3.07. Severability. Any provision of this Security Deed which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

     Section 3.08.  General Conditions.

     (a) All covenants hereof shall be construed as affording to Grantee rights additional to and not exclusive of the rights conferred under the provisions of applicable laws of the State of Georgia.

     (b) This Security Deed cannot be altered, amended, modified or discharged orally and no agreement shall be effective to modify or discharge it in whole or in part, unless it is in writing and signed by the party against whom enforcement of the modification, alteration, amendment or discharge is sought.

     (c) No remedy herein conferred upon or reserved to Grantee is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of Grantee in exercising any right or power accruing upon any Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Event of Default, or any acquiescence therein. Acceptance of any payment after the occurrence of an Event of Default shall not be deemed to waive or cure such Event of Default; and every power and remedy given by this Security Deed to Grantee may be exercised from time to time as often as may be deemed expedient by Grantee. Nothing in this Security Deed or in the Note shall affect the obligation of Grantor to pay the Indebtedness in the manner and at the time and place therein respectively expressed.

     (d) No waiver by Grantee will be effective unless it is in writing and then only to the extent specifically stated.Without limiting the generality of the foregoing, any payment made by Grantee for insurance premiums, taxes, assessments, water rates, sewer rentals or any other charges affecting the Secured Property, shall not constitute a waiver of Grantor's default in making such payments and shall not obligate Grantee to make any further payments.

     (e) Grantee shall have the right to appear in and defend any action or proceeding, in the name and on behalf of Grantor which Grantee, in its discretion, feels may adversely affect the Secured Property or this Security Deed. Grantee shall also have the right to institute any action or proceeding which Grantee, in its discretion, feels should be brought to protect its interest in the Secured Property or its rights hereunder;provided, however, that no actions taken by Grantee pursuant hereto shall increase Grantor's liability under Section 3.13 hereof. All out of pocket costs and expenses incurred by Grantee in connection with such actions or proceedings, including, without limitation, reasonable attorneys' fees and appellate attorneys' fees, shall be paid by Grantor, on demand

     (f) In the event of the passage after the date of this Security Deed of any law of any governmental authority having jurisdiction, deducting the Indebtedness from the value of the Premises for the purpose of taxation, affecting any lien thereon or changing in any way the laws of the taxation of security deeds or debts secured by security deeds for federal, state or local purposes, or the manner of the collection of any such taxes, so as to affect this Security Deed, Grantor shall promptly pay to Grantee, on demand, all taxes, costs and charges for which Grantee is or may be liable as a result thereof, provided said payment shall not be prohibited by law or render the Note usurious, in which event Grantee may declare the Indebtedness to be due and payable without prepayment premium or penalty on the earlier of
(i) 180 days after the date of such declaration, or (ii) the day prior to the date Grantee shall be liable for the payment of any such taxes, costs or charges.

     (g) Grantor acknowledges that it has received a true copy of this Security Deed.

     (h) For the purposes of this Security Deed, all defined terms and personal pronouns contained herein shall be construed,whenever the context of this Security Deed so requires, so that the singular shall be construed as the plural and vice versa and so that the masculine, feminine or neuter gender shall be construed to include all other genders.

     (i) No provision of this Security Deed shall be construed against or interpreted to the disadvantage of Grantor or Grantee by any court or other governmental or judicial authority by reason of such party having or being deemed to have drafted, prepared, structured or dictated such provision.

     (j) Whenever any payment to be made here under or under the Note or any other Loan Document shall be stated to be due on a Saturday, Sunday or a public holiday under the laws of the State of Georgia, such payment may be made on the next succeeding business day, and such extension of time shall in such case be included in the computation of payment of interest hereunder or under the Note or such other Loan Document.

     (k) Upon receipt of evidence reasonably satisfactory to Grantor of the loss, theft, destruction or mutilation of the Note, and in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to Grantor or, in the case of any such mutilation, upon surrender and cancellation of the Note, Grantor shall execute and deliver, in lieu thereof, a replacement Note, identical in form and substance to the Note and dated as of the date of the Note and upon such execution and delivery all references in this Security Deed and the other Loan Documents to the Note shall be deemed to refer to such replacement Note.

     (l) Time is of the essence with respect to each and every covenant, agreement and obligation of Grantor and any guarantor under this Security Deed, the Note and the other Loan Document.

     (m) Whenever this Security Deed, the Note or any other Loan Document requires the consent, approval, waiver, acceptance, satisfaction or expression of opinion of, or the taking of any discretionary act by, Grantee [all of the foregoing being referred to as "Consent" in this subsection 3.08(m)], the right, power, privilege and option of Grantee to withhold or grant its Consent shall not be exhausted by the exercise thereof on one or more occasions, but shall be a continuing right, power, privilege and option of Grantee with respect to any such matters.

     Section 3.09. Promotional Material. Grantor authorizes Grantee to issue press releases, advertisements and other promotional materials in connection with Grantee's own business promotional and marketing activities, describing the loan referred to in this Security Deed and the matters giving rise to such loan; provided, however, that Grantee shall submit all such press releases, advertisements and other promotional materials to Grantor for approval prior to release thereof, such approval not to be unreasonably withheld or delayed.

     Section 3.10. Legal Construction. The enforcement of this Security Deed shall be governed, construed and interpreted by the laws of the State of Georgia. Nothing in this Security Deed, the Note or in any other agreement between Grantor and Grantee shall require Grantor to pay, or Grantee to accept, interest in an amount which would subject Grantee to any penalty under applicable law. In the event that the payment of any interest due hereunder or under the Note or any such other agreement would subject Grantee to any penalty under applicable law, then automatically the obligations of Grantor to make such payment shall be reduced to the highest rate authorized under applicable law.

     Section 3.11. Waiver of Jury Trial. Grantor and Grantee, on behalf of themselves and their respective successors and assigns, waive all right to trial by jury in any action or proceeding to enforce or defend any rights or remedies under the Note, this Security Deed or under any of the other Loan Documents or relating thereto.

     Section 3.12. No Partnership or Joint Venture. Nothing contained herein or in the Note or any other Loan Documents, nor the acts of the parties hereto, shall be construed to create a partnership or joint venture between Grantor and Grantee. The relationship between Grantor and Grantee is the relationship of debtor" and "creditor.

     Section 3.13. Exculpation Provision. This Security Deed is subject to the provisions of Article 12 of the Note, which provisions are made a part hereof as though set forth at length herein.

     IN WITNESS WHEREOF, this Security Deed has been duly executed and delivered under seal as of the day and year first above written.

              CARLYLE REAL ESTATE LIMITED PARTNERSHIP -
              XV, an Illinois limited partnership

Sworn to and subscribed  By:  JMB Realty Corporation, a
before me this 31st day       corporation, general partner
of October, 1994.
                         By:
                              ------------------------------
----------------------
Unofficial Witness            Title:
                                   ------------------------
----------------------
Notary                   Attest:
                                   ------------------------

My Commission Expires:        Title:
                                   ------------------------
----------------------

   [NOTARIAL SEAL]
                                           [CORPORATE SEAL]

               ASSIGNMENT OF RENTS AND LEASES


     THIS ASSIGNMENT, made this   day of   , 1994, by CARLYLE
REAL ESTATE LIMITED PARTNERSHIP - XV, an Illinois limited partnership, having JMB Realty Corporation and Realty Associates - XV, L.P. as its only general partners and having its principal place of business at 900 North Michigan Avenue, Chicago, Illinois 60611-1575 ("Assignor"), to GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation having an office and address at Suite 900, One Georgia Center, 600 West Peachtree Street, N.W., Atlanta, Georgia 30308 ("GECC").

                      WITNESSETH:

     For and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby transfers, assigns and sets over to GECC all of Assignor's right, title and interest in and to (a) all leases, subleases, licenses, rental contracts and other agreements relating to the occupancy now existing or hereafter entered into and affecting that certain real property located in DeKalb County as described in Exhibit "A" attached hereto and made a part hereof (the "Property"), together with all guarantees, modifications, extensions and renewals thereof which now exist or may hereafter be made (collectively, the "Leases"), and (b) all rents, issues, profits, income and proceeds due or to become due from tenants of the Property, including but not limited to, rentals under all present and future Leases, together with all deposits of tenants thereunder, including, without limitation, security deposits, now or hereafter held by Assignor in connection with the Property (the "Rents").

     In connection with and as part of the foregoing assignment, Assignor hereby makes the following grants, covenants, agreements, representations and warranties:

     1. GECC shall have the right, power and authority to take any and all actions which GECC deems necessary or appropriate in connection with (a) entering upon, taking possession of and operating the Property; (b) leasing all or any part of the Property; and (c) collecting all or any of the Rents and enforcing the rights of the lessor under all or any of the Leases in accordance with the Leases, including, without limitation, bringing, prosecuting, defending or settling legal proceedings against tenants. Notwithstanding anything herein to the contrary, GECC shall not be obligated to perform or discharge, and GECC does not undertake to perform or discharge, any obligation, duty or liability with respect to the Leases or the Rents under or by reason of this Assignment. This Assignment shall not operate to place responsibility for the control, care, maintenance or repair of the Property upon GECC, or to make GECC responsible or liable for any waste committed on the Property by any tenant or other person, for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property.

     2. GECC shall have the right, power and authority to use and apply any Rents received hereunder (a) for the payment of any and all out of pocket costs and expenses incurred in connection with enforcing or defending the terms of this Assignment or the rights of GECC hereunder, and collecting any Rents; and (b) for the operation and maintenance of the Property and the payment of all out of pocket costs and expenses in connection therewith including, without limitation, the payment of (i) interest, principal or other amounts with respect to any and all loans secured by mortgages on the Property, including, without limitation, that certain Deed to Secure Debt and Security Agreement dated as of even date herewith given by Assignor in favor of GECC relating to the Property and to be recorded in DeKalb County, Georgia records (the "Deed"), (ii) taxes, assessments, water charges and sewer rents and other governmental charges levied, assessed or imposed against the Property or any part thereof, (iii) insurance premiums, (iv) out of pocket costs and expenses with respect to any litigation affecting the Property, the Leases or the Rents, and (v) out of pocket wages and salaries of employees, commissions of agents and attorneys' fees. After the payment of all such costs and expenses and after GECC shall have set up such reserves as it, in its sole discretion, shall deem necessary for the proper management of the Property, GECC shall apply all remaining Rents collected and received by it to the reduction of the indebtedness secured by the Loan Documents (as hereinafter defined). Exercise or nonexercise by GECC of the rights granted in this Assignment, or collection and application of Rents, by GECC or its agent shall not be a waiver of any default by Assignor under this Assignment, the Deed, any note referred to therein, or any other document or agreement relating thereto (the "Loan Documents"). Subject only to the provisions of Paragraph 6 hereof, no action or failure to act by GECC with respect to any of the obligations of Assignor evidenced by the Loan Documents, to any security or guarantee given for the payment or performance thereof, or to any other document or instrument evidencing or relating to such obligations, shall in any manner affect, impair or prejudice any of GECC's rights and privileges under this Assignment or discharge, release or modify any of Assignor's duties or obligations hereunder. This Assignment is intended by Assignor and GECC to create, and shall be construed to create, an absolute assignment to GECC, subject only to the terms and provisions hereof, and not as an assignment as security for. the performance of the obligations evidenced by the Loan Documents, or any other indebtedness of Assignor.

     3. Assignor shall have a revocable license to collect and receive the Rents and to retain, use and enjoy such Rents (including, but not limited to, the rights to hold and maintain the security deposits in accordance with the Leases) and all of the rights, benefits and privileges of Lessor under the Leases. Such license may be revoked by GECC, without notice to Assignor, only upon the occurrence of an Event of Default, as defined in the Deed. Unless and until such license is so revoked, Assignor agrees to apply the proceeds of Rents to the payment of the amounts due under the Loan Documents and of taxes, assessments, water rates, sewer rents, and to operation and maintenance charges relating to the Property which are due and payable at the time of collection of such proceeds of Rents before using such proceeds for any other purpose. Assignor shall (a) observe and perform faithfully every material obligation which Assignor is required to perform under the Leases; (b) enforce, or secure the performance of, at its sole cost and expense, every material obligation to be performed by the landlord under the Leases; (c) promptly give notice to GECC of any written notice of default received by Assignor from any lessee under the Leases, together with a copy of such notice; (d) not collect any Rents for more than one month in advance of the time when the same shall become due, or anticipate any payments under any of the Leases, except for bona fide security deposits not in excess of an amount equal to one (1) month's rent; (e) except with GECC's prior written consent or as may be expressly permitted by the Loan Documents, not further assign any of the Leases or the Rents; (f) except with GECC's prior written consent, not waive, condone or in any manner discharge any tenants from their obligations under the Leases; (g) except with GECC's prior written consent or except in accordance with sound business practices, not cancel, abridge or accept surrender or termination of any of the Leases; (h) except with GECC's prior written consent or as may be expressly permitted by the Loan Documents, not modify or amend, by sufferance or otherwise, any of the Leases or any of the terms, provisions or covenants thereof, other than in the ordinary course of business and in a manner which will not decrease the value of the Property; (i) provide in all future Leases that any cancellation, abridgement, surrender, modification or amendment of such Leases, without the prior written consent of GECC, except as permitted by the provisions of this Assignment, shall be voidable as against GECC, at its option; (j) comply with all laws, rules, orders, ordinances and requirements of all governmental authorities relating to the Property; (k) deliver copies of all future Leases to GECC; and (1) appear in and defend against, at Assignor's sole cost and expense, any action or proceeding arising under, or in any manner connected with the Leases, the Rents or the Obligations, duties or liabilities of the lessor, tenants or guarantors thereunder.

     4. This Assignment shall continue in full force and effect until (a) all sums due and payable under the Loan Documents shall have been fully paid and satisfied, together with any and all other sums which may become due and owing under this Assignment, and (b) all other obligations of Assignor under the Loan Documents have been satisfied. At such time this Assignment and the authority and powers herein granted by Assignor to GECC shall cease and terminate and Assignor shall assume payment of all unmatured or unpaid charges, expenses or obligations incurred or undertaken by GECC, if any, in connection with the management of the Property.

     5. Subject to Section 13 below, Assignor hereby irrevocably constitutes and appoints GECC its true and lawful attorney in fact, to undertake and execute any or all of the rights or powers described herein with the same force and effect as if undertaken or executed by Assignor, and Assignor hereby ratifies and confirms any and all things done or omitted to be done by GECC, its agents, servants, employees or attorneys in, to or about the Property in the exercise of this power of attorney.

     6. GECC shall not in any way be liable to Assignor for any act done or anything omitted to be done to the Property, the Leases or the Rents by or on behalf of GECC in good faith in connection with this Assignment except for the consequences of its own gross negligence or willful misconduct. GECC shall not be liable for any act or omission of its agents, servants, employees or attorneys. GECC shall be accountable to Assignor only for monies actually received by GECC pursuant to this Assignment.

     7. Subject to the limitations set forth in Paragraphs 6 and 13 hereof, Assignor shall indemnify and hold GECC harmless from and against any and all liability, loss, damage, out of pocket cost or expense, including attorneys' fees, which it may incur under any of the Leases, or with respect to this Assignment or any action or failure to act of GECC hereunder, and from and against any and all claims and demands whatsoever which may be asserted against GECC by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants and conditions any of the Leases or with respect to any Rents. In the event that GECC incurs any such liability, loss, damage, out of pocket cost or expense, the amount thereof, together with interest therein from the date such amount was suffered or incurred by GECC until the same is paid by Assignor to GECC, at a rate equal to the lesser of (i) five percent (5%) per annum in excess of the regular rate of interest that would then have been applicable to the indebtedness under the note described in the Deed, or (ii) the maximum rate permitted by applicable law, shall be payable by Assignor to GECC within 10 days after written demand, or at the option of GECC, GECC may reimburse itself therefor out of any Rents collected by GECC in accordance with the terms of this Assignment.

     8. Upon written request of GECC, Assignor shall execute and deliver to GECC, such further instruments as GECC may deem reasonably necessary to effect this Assignment and the covenants of Assignor contained herein. Assignor shall cause such further instruments to be recorded in such manner and in such places as may be required by GECC.

     9. All of the representations, warranties, covenants, agreements and provisions in this Assignment by or for the benefit of GECC shall bind and inure to the benefit of its successors and assigns.

     10. This Assignment may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     11. This Assignment shall be governed by, construed and enforced in accordance with, the laws of the State of Georgia.

     12. Any notice required to be given hereunder shall be governed by the applicable provisions of the Loan Documents.

     13.  This Assignment is subject to the provisions of Article
12 of the note described in the Deed, which provisions are made a part hereof as though set forth at length herein.

     IN WITNESS WHEREOF, Assignor has caused this Assignment to be duly executed and delivered on the date first above written.

                         CARLYLE REAL ESTATE LIMITED PARTNERSHIP -
                         XV, an Illinois limited partnership

Sworn to and subscribed  By:  JMB Realty Corporation, a
before me this 31st day       Delaware corporation, general
of October, 1994.             partner

                         By:
                              -----------------------------
-----------------------
Unofficial Witness            Title:
                                    --------------------------
-----------------------
Notary                   Attest:
                                     -------------------------
My Commission Expires:        Title:
                                    --------------------------
-----------------------

   [NOTARIAL SEAL]
                                           [CORPORATE SEAL]

                      EXHIBIT "A"


     ALL THAT TRACT OF LAND in Land Lot 102 of the 18th District of DeKalb County, Georgia, described as follows:

     BEGINNING AT AN IRON PIN set at the intersection of the land lot line dividing Land Lot 101 and Land Lot 102 and the south right-of-way line of North Druid Hills Road (which right-of-way line is located 50 feet from the centerline of North Druid Hills
Road); thence along said land lot line South 01 degree 33 minutes 37 seconds East 682.01 feet to an iron pin set; thence South 88 degrees 20 minutes 37 seconds West 1,706.62 feet to an iron pin set; thence North 55 degrees 46 minutes 48 seconds East 1,466.20 feet to an iron pin set on the south right-of-way line of North Druid Hills Road; thence following said right-of-way line 487.60 feet along the arc of the curve which is south of the chord (chord bearing South 78 degrees 52 minutes 05 seconds East, chord distance 484.07 feet) to THE POINT OF BEGINNING; containing approximately 18.968 acres.

                              After recording, return to:

                              Karin L. Krajec
                              King & Spalding
                              191 Peachtree Street, N.E.
                              Atlanta, Georgia 30303-1763

GEORGIA,      COUNTY:

NOTICE OF FIXTURE FILING PURSUANT TO O.C.G.A. Section 11-9-402(5)

KNOWN ALL MEN BY THESE PRESENTS that a Financing Statement has
been filed in  DeKalb County, Georgia, on or about      , 1994,
bearing file number       .

DEBTOR:        Carlyle Real Estate Limited Partnership-XV
               900 North Michigan Avenue
               Chicago, Illinois 60611-1575

DEBTOR TAX IDENTIFICATION NUMBER:36-3314827

SECURED PARTY: General Electric Capital Corporation
               Suite 900
               600 West Peachtree Street, N.W.
               Atlanta, Georgia 30308

REAL ESTATE:   See Schedule Exhibit A attached hereto and
incorporated herein by this reference.

COLLATERAL:    See Exhibit I attached hereto and incorporated
herein by this reference.

RECORD OWNER OF
REAL ESTATE:   Carlyle Real Estate Limited Partnership - XI

                              DEBTOR:

Signed, sealed and            CARLYLE REAL ESTATE LIMITED
PARTNERSHIP
delivered in the              -XV, an Illinois limited
partnership
presence of:
                              By:  JMB Realty Corporation,a
                                   Delaware corporation

                                   By:
                                        ---------------------------
-----------------------
Witness                                 Name:
                                             ---------------------
-----------------------
Notary Public                           Title:
                                             ---------------------
My Commission Expires:

-----------------------

   [NOTARIAL SEAL]
                                           [CORPORATE SEAL]

Signed, sealed and       SECURED PARTY
delivered in the
presence of:             GENERAL ELECTRIC CAPITAL
CORPORATION,
                         a New York corporation

                         By:
                              ---------------------------
-----------------------
Witness                       Name:
                                   ---------------------

-----------------------
Notary Public                 Title:
                                   ---------------------

My Commission Expires:


-----------------------

   [NOTARIAL SEAL]
                                           [CORPORATE SEAL]
                      Schedule I


The types or items of property covered by this Financing Statement and the land upon which the same are located are described below. The security agreement for which this financing statement is filed is contained in that certain Deed to Secure Debt and Security Agreement given by Debtor to Secured Party which is filed or will be filed contemporaneously herewith in the DeKalb County, Georgia records.

The types or items of property covered hereby are described as follows:

     ALL THOSE CERTAIN lots, pieces or parcels of land described below;

     TOGETHER WITH the buildings, structures and improvements now or hereafter located on said land and all right, title and interest, if any, of Debtor in and to the streets and roads abutting said land to the center lines thereof, the strips and gores within or adjoining said land, the air space and right to use said air space above said land, all rights of ingress and egress by pedestrians and motor vehicles to parking facilities on or within said land, and all easements now or hereafter affecting said land, royalties and all rights appertaining to the use and enjoyment of said land, including, without limitation, alley, drainage, sewer, mineral, water, oil and gas rights, rights-of-way, vaults, ways, passages, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances whatsoever, in any way belonging, relating or appertaining to the land or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Debtor and the reversion and reversions, remainder and remainders (said land, together with said buildings and improvements, the property and other rights, privileges and interests encumbered and conveyed hereby, are hereinafter collectively referred to as the "Premises");

     TOGETHER WITH all right, title, and interest now held or hereafter acquired by Debtor in and to all fixtures and articles of personal property and all appurtenances and additions thereto and substitutions or replacements thereof, now or hereafter attached to, contained in, used or intended to be incorporated in or used in connection with the Premises or placed on any part thereof, though not attached thereto, including, but not limited to, all building materials, screens, awnings, shades, blinds, curtains, draperies, carpets, rugs, furniture and furnishings, heating, lighting, plumbing, ventilating, air conditioning, refrigerating, incinerating and elevator plants, stoves, ovens (microwave, convection and others), refrigerators, freezers, ranges, vacuum cleaning systems, call systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials, motors, machinery, pipes, appliances, equipment, fittings, fixtures and articles of personal property all of which are hereby declared and shall be deemed to be fixtures and accessions to the freehold and a part of the Premises as between Debtor and Secured Party and all persons claiming by, through or under them, and which shall be deemed to be a portion of the security for the indebtedness secured hereby, and all trade names, trademarks, tradestyles, service marks, copyrights, service contracts, computers and computer software, telephone equipment and systems, warranties, guarantees, business and building licenses and permits, architects' and engineers' plans, blueprints and drawings, good will and books and records relating to the business operated on the Premises; together with all proceeds of all of the foregoing; together with all of Debtor's present and future "equipment", "contract rights," "accounts" and general intangibles" (as said quoted terms are defined in the Georgia Uniform Commercial Code) (the Premises and said fixtures and articles of personal property and said "equipment", "contract rights", "accounts and ~general intangibles~ and proceeds encumbered hereby and described herein are hereinafter sometimes called the "Secured Property") and Secured Party shall have, in addition to all rights and remedies provided herein, and in any other agreements, commitments and undertakings made by Debtor to Secured Party, all of the rights and remedies of a 'secured party" under the said Uniform Commercial Code; and if the lien of this financing statement is subject to a security interest or lease covering any such personal property, then together with all of the right, title and interest of Debtor in and to any and all such property, together with the benefits of all deposits and payments now or hereafter made thereon by Debtor; provided, however, there shall be excluded here from any personal property, inventory, and trade fixtures, accounts, contract rights and general intangibles owned by any tenant (other than by Debtor or an affiliate of Debtor and other than any personal property, inventory or fixtures leased to any such tenant by Debtor or an affiliate of Debtor as lessor) occupying the Premises and sold or used by such tenant, to the extent that the same does not become the property of Debtor as landlord under the lease with such tenant or pursuant to applicable law;

     TOGETHER WITH all leases, lettings and licenses of the Premises or any part thereof now or hereafter entered into and all right, title and interest of Debtor thereunder, and the rents, issues, profits, accounts receivable and revenues of the Premises from time to time accruing (including without limitation all payments under leases or tenancies, tenant security deposits and escrow funds), and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of Debtor of, in and to the same and including, without limitation, the right to receive and collect the rents, issues and profits payable thereunder;

     TOGETHER WITH all unearned premiums, accrued, accruing or to accrue under insurance policies now or hereafter obtained by Debtor and all proceeds of the conversion, voluntary or involuntary, of the Secured Property or any part thereof into cash or liquidated claims, including, without limitation, proceeds of hazard and title insurance and all awards and compensation heretofore and hereafter made to the present and all subsequent owners of the Secured Property by any governmental or other lawful authorities for the taking by eminent domain, condemnation or otherwise, of all or any part of the Secured Property or any easement therein, including awards for any change of grade of streets;

     TOGETHER WITH all right, title and interest of Debtor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Secured Property, hereafter acquired by, or released to, Debtor, or constructed, assembled or placed by Debtor or by others for Debtor's benefit on the Secured Property, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further conveyance, assignment or other act by Debtor, shall become subject to the lien hereof as fully and completely, and with the same effect, as though now owned by Debtor and specifically described herein.

The improved property (the "Premises") in or upon which the above-described property is or will be located is owned by Debtor and is more particularly described on Exhibit "A".

                      EXHIBIT "A"


ALL THAT TRACT OF LAND in Land Lot 102 of the 18th District of
Dekalb County, Georgia, described as follows:

BEGINNING AT AN IRON PIN set at the intersection of the land lot line dividing Land Lot 101 and Land Lot 102 and the south right-of-way line of North Druid Hills Road (which right-of-way line is located 50 feet from the centerline of North Druid Hills Road); thence along said land lot line South 01 degree 33 minutes 37 seconds East 682.01 feet to an iron pin set; thence South 88 degrees 20 minutes 37 seconds West 1,706.62 feet to an iron pin set; thence North 55 degrees 46 minutes 48 seconds East 1,466.20 feet to an iron pin set on the south right-of-way line of North Druid Hills Road; thence following said right-of-way line 487.60 feet along the arc of the curve which is south of the chord (chord bearing South 78 degrees 52 minutes 05 seconds East, chord distance 484.07 feet) to THE POINT OF BEGINNING; containing approximately 18.968 acres.
                              After recording, return to:

                              Karin L. Krajec
                              King & Spalding
                              191 Peachtree Street, N.E.
                              Atlanta, Georgia 30303-1763

GEORGIA,      COUNTY:

     NOTICE OF FIXTURE FILING PURSUANT TO O.C.G.A. Section 11-9-402(5)

KNOWN ALL MEN BY THESE PRESENTS that a Financing Statement has
been filed in DeKalb County, Georgia, on or about      , 1994,
bearing file number       .

DEBTOR:   Carlyle Real Estate Limited Partnership-XV
          900 North Michigan Avenue
          Chicago, Illinois 60611-1575

DEBTOR TAX IDENTIFICATION NUMBER:  36-3314827

SECURED PARTY: General Electric Capital Corporation
               Suite 900
               600 West Peachtree Street, N.W.
               Atlanta, Georgia 30308

REAL ESTATE:   See Exhibit A attached hereto and incorporated
herein by this reference.

COLLATERAL:    See Exhibit I attached hereto and incorporated
herein by this reference.

RECORD OWNER OF
REAL ESTATE:   Carlyle Real Estate Limited Partnership - XI

                    DEBTOR:

Signed, sealed and  CARLYLE REAL ESTATE LIMITED PARTNERSHIP -
delivered in the    XV, an Illinois limited partnership
presence of:
                    By:  JMB Realty Corporation, a
                         Delware corporation

                         By:
                              -----------------------------
-----------------------
Witness                       Name:
                                   -----------------------
-----------------------
Notary Public                 Title:
                                   -----------------------

My Commission Expires:

-----------------------

   [NOTARIAL SEAL]
                                           [CORPORATE SEAL]

Signed, sealed and            SECURED PARTY
delivered in the
presence of:                  GENERAL ELECTRIC CAPITAL
                              CORPORATION, a New York
corporation

                              By:
                                   ----------------------------
-----------------------
Witness                            Name:
                                        ----------------------
-----------------------
Notary Public                      Title:
                                        ----------------------

My Commission Expires:

 ----------------------

   [NOTARIAL SEAL]
                                           [CORPORATE SEAL]
                      Schedule I

The types or items of property covered by this Financing Statement and the land upon which the same are located are described below. The security agreement for which this financing statement is filed is contained in that certain Deed to Secure Debt and Security Agreement given by Debtor to Secured Party which is filed or will be filed contemporaneously herewith in the DeKalb County, Georgia records.

The types or items of property covered hereby are described as follows:

     ALL THOSE CERTAIN lots, pieces or parcels of land described below;

     TOGETHER WITH the buildings, structures and improvements now or hereafter located on said land and all right, title and interest, if any, of Debtor in and to the streets and roads abutting said land to the center lines thereof, the strips and gores within or adjoining said land, the air space and right to use said air space above said land, all rights of ingress and egress by pedestrians and motor vehicles to parking facilities on or within said land, and all easements now or hereafter affecting said land, royalties and all rights appertaining to the use and enjoyment of said land, including, without limitation, alley, drainage, sewer, mineral, water, oil and gas rights, rights-of-way, vaults, ways, passages, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances whatsoever, in any way belonging, relating or appertaining to the land or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Debtor and the reversion and reversions, remainder and remainders (said land, together with said buildings and improvements, the property and other rights, privileges and interests encumbered and conveyed hereby, are hereinafter collectively referred to as the "Premises");

     TOGETHER WITH all right, title, and interest now held or hereafter acquired by Debtor in and to all fixtures and articles of personal property and all appurtenances and additions thereto and substitutions or replacements thereof, now or hereafter attached to, contained in, used or intended to be incorporated in or used in connection with the Premises or placed on any part thereof, though not attached thereto, including, but not limited to, all building materials, screens, awnings, shades, blinds, curtains, draperies, carpets, rugs, furniture and furnishings, heating, lighting, plumbing, ventilating, air conditioning, refrigerating, incinerating and elevator plants, stoves, ovens (microwave, convection and others), refrigerators, freezers, ranges, vacuum cleaning systems, call systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials, motors, machinery, pipes, appliances, equipment, fittings, fixtures and articles of personal property all of which are hereby declared and shall be deemed to be fixtures and accessions to the freehold and a part of the Premises as between Debtor and Secured Party and all persons claiming by, through or under them, and which shall be deemed to be a portion of the security for the indebtedness secured hereby, and all trade names, trademarks, tradestyles, service marks, copyrights, service contracts, computers and computer software, telephone equipment and systems, warranties, guarantees, business and building licenses and permits, architects' and engineers' plans, blueprints and drawings, good will and books and records relating to the business operated on the Premises; together with all proceeds of all of the foregoing; together with all of Debtor's present and future "equipment", "contract rights," "accounts" and general intangibles" (as said quoted terms are defined in the Georgia Uniform Commercial Code) (the Premises and said fixtures and articles of personal property and said "equipment", "contract rights", "accounts and ~general intangibles~ and proceeds encumbered hereby and described herein are hereinafter sometimes called the "Secured Property") and Secured Party shall have, in addition to all rights and remedies provided herein, and in any other agreements, commitments and undertakings made by Debtor to Secured Party, all of the rights and remedies of a "secured party" under the said Uniform Commercial Code; and if the lien of this financing statement is subject to a security interest or lease covering any such personal property, then together with all of the right, title and interest of Debtor in and to any and all such property, together with the benefits of all deposits and payments now or hereafter made thereon by Debtor; provided, however, there shall be excluded here from any personal property, inventory, and trade fixtures, accounts, contract rights and general intangibles owned by any tenant (other than by Debtor or an affiliate of Debtor and other than any personal property, inventory or fixtures leased to any such tenant by Debtor or an affiliate of Debtor as lessor) occupying the Premises and sold or used by such tenant, to the extent that the same does not become the property of Debtor as landlord under the lease with such tenant or pursuant to applicable law;

     TOGETHER WITH all leases, lettings and licenses of the Premises or any part thereof now or hereafter entered into and all right, title and interest of Debtor thereunder, and the rents, issues, profits, accounts receivable and revenues of the Premises from time to time accruing (including without limitation all payments under leases or tenancies, tenant security deposits and escrow funds), and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of Debtor of, in and to the same and including, without limitation, the right to receive and collect the rents, issues and profits payable thereunder;

     TOGETHER WITH all unearned premiums, accrued, accruing or to accrue under insurance policies now or hereafter obtained by Debtor and all proceeds of the conversion, voluntary or involuntary, of the Secured Property or any part thereof into cash or liquidated claims, including, without limitation, proceeds of hazard and title insurance and all awards and compensation heretofore and hereafter made to the present and all subsequent owners of the Secured Property by any governmental or other lawful authorities for the taking by eminent domain, condemnation or otherwise, of all or any part of the Secured Property or any easement therein, including awards for any change of grade of streets;

     TOGETHER WITH all right, title and interest of Debtor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Secured Property, hereafter acquired by, or released to, Debtor, or constructed, assembled or placed by Debtor or by others for Debtor's benefit on the Secured Property, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further conveyance, assignment or other act by Debtor, shall become subject to the lien hereof as fully and completely, and with the same effect, as though now owned by Debtor and specifically described herein.

     The improved property (the "Premises") in or upon which the above-described property is or will be located is owned by Debtor and is more particularly described on Exhibit "A".

                      EXHIBIT "A"


ALL THAT TRACT OF LAND in Land Lot 102 of the 18th District of
Dekalb County, Georgia, described as follows:

BEGINNING AT AN IRON PIN set at the intersection of the land lot line dividing Land Lot 101 and Land Lot 102 and the south right-of-way line of North Druid Hills Road (which right-of-way line is located 50 feet from the centerline of North Druid Hills Road); thence along said land lot line South 01 degree 33 minutes 37 seconds East 682.01 feet to an iron pin set; thence South 88 degrees 20 minutes 37 seconds West 1,706.62 feet to an iron pin set; thence North 55 degrees 46 minutes 48 seconds East 1,466.20 feet to an iron pin set on the south right-of-way line of North Druid Hills Road; thence following said right-of-way line 487.60 feet along the arc of the curve which is south of the chord (chord bearing South 78 degrees 52 minutes 05 seconds East, chord distance 484.07 feet) to THE POINT OF BEGINNING; containing approximately 18.968 acres.

                  OWNER'S CERTIFICATE

     THIS CERTIFICATE, made as of the      day of October, 1994,
by CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XV, an Illinois limited partnership having JMB Realty Corporation, as its corporate general partner ("Owner"), to and for the benefit of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("GECC");

                  WITNESSETH:  That,

     WHEREAS, contemporaneously with the execution of this Certificate, Owner, as maker, has executed and delivered to GECC, as payee, its Promissory Note (the "Note") in the original principal face amount of EIGHT MILLION ONE HUNDRED SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($8,175,000.00), or so much thereof as may be advanced from time to time, in evidence of the loan (the "Loan") made this date by GECC to Owner and governed, in certain respects, by that certain Loan Agreement, dated of even date herewith, by and between Owner and GECC (the "Loan Agreement") and

     NOW, THEREFORE, in order to induce GECC to fund the Loan, Owner hereby certifies and agrees to and with GECC as follows:

                         Title

     1. Owner owns the improved real property (hereinafter referred to as the "Property") located in DeKalb County, Georgia and described in Exhibit "A", attached hereto and by this reference incorporated herein and made a part hereof, subject only to (i) those matters set forth in Exhibit "B", attached hereto and by this reference incorporated herein and made a part hereof, and
(ii) the mortgage and related loan documents executed in favor of
(ii) General Electric Capital Corporation with respect to the
Property.

     2. Except as may be set forth on Exhibit "B" hereto and except for the rights of tenants in possession or with possessory rights pursuant to written leases, as tenants only, no other person or entity has made a claim to Owner that it is entitled to the right to possession of the Property.

     3. Except as may be set forth on Exhibit "B" hereto and except for the mortgage and related loan documents executed in favor of General Electric Capital Corporation with respect to the Property, there are no unpaid or unsatisfied security deeds, mortgages, claims of lien, special assessments for sewerage or street improvements or taxes, which constitute a lien against the Property or any improvements thereon or any part thereof.

     4. Except as may be set forth in Exhibit "B" hereto and except for the mortgage and related loan documents executed in favor of General Electric Capital Corporation with respect to the Property, there is no outstanding indebtedness for equipment, appliances or other fixtures owned by Owner and attached to or located on the Property.

     5. Except as described on Exhibit "C", attached hereto and by this reference incorporated herein and made a part hereof, there are no pending or threatened suits, proceedings, judgements, bankruptcies, liens or executions against Owner which affect or concern the Property.

     6. Improvements have been made on the Property during the 95 days immediately preceding this date, but, except as set forth on Exhibit "F", all bills incurred for labor or materials used in making such improvements on said Property have been paid in full.

     7. Except as set forth on Exhibit "D" attached hereto and by this reference incorporated herein and made a part hereof, (i) Owner has not engaged any Broker's services (as defined in O.C.G.A. Section 44-14-601) with regard to the management, sale, purchase, lease, option or other conveyance of any interest in the Property, or either of them, and (ii) no notice of lien for any such services has been received by Owner or its general partners.

     8. Owner maintains its principal office and place of business at 900 North Michigan Avenue, Chicago, Illinois 60611-
1575. Owner maintains its principal office and place of business in the State of Georgia at Corporation Process Company, 180
Cherokee St., N.E., Marietta, GA  30060.

                        Leases

     9. Attached hereto as Exhibit "D" and by this reference incorporated herein and made a part hereof is a true, correct and complete statement as of October 30, 1994, of all leases, tenancies and occupancies (written or oral) in effect at the Property relating to the leasing of space (the "Leases"), setting forth for each the tenant's name, apartment number, the date for rental payments, the lease expiration date and the monthly rental rate (the "Rent Roll").

     10. There are no leases, subleases, tenancies, occupancies, usufructs or other agreements, written or oral, pertaining to the occupancy of the Property other than as set forth in the Rent
Roll.

     11. Except for the payment of rent which is not more than thirty (30) days in arrears and unless otherwise shown on Exhibit "C" or Exhibit "D" hereto, Owner knows of no uncured defaults by any of the tenants under the Leases. There exist no uncured defaults on the part of the lessor or landlord under any of the Leases and no tenants under any of the Leases have any offsets, counterclaims or defenses against Owner.

     12. No concessions, rebates, allowances or other considerations for free or reduced rent in the future have been granted to any tenant under any of the Leases, except as set forth in the written lease agreement between landlord and such tenant, copies of which are in the possessio of General Electric Capital Corporation.


                      Partnership

     13. Attached hereto as Exhibit "E" are true, correct and complete copies of (a) the Limited Partnership Agreement and Certificate of Limited Partnership of Owner, and (b) the Articles of Incorporation and By-Laws of JMB Realty Corporation
(collectively, the "Agreements").

     14. The Agreements are in full force and effect on the date hereof and, except as may be attached hereto as Exhibit "E", have not been further amended, modified or restated.

     15. Owner has not been dissolved and no proceeding for its dissolution or liquidation or for any accounting or other similar relief is presently pending.

     16.  The only general partners in Owner are JMB Realty
Corporation and Realty Associates-XV, L.P., an Illinois limited partnership.

     17.  This Certificate is subject to the provisions of
Article 12 of the Note, which provisions are made a part hereof as though set forth at length herein.

     WITNESS the execution of this Owner's Certificate under seal as of the date first above written.

                         OWNER:

                         CARLYLE REAL ESTATE LIMITED PARTNERSHIP -
                         XV, an Illinois limited partnership

                         BY:  JMB Realty Corporation, a Delaware
                              corporation, general partner

                              By:----------------------------------

                                   Title--------------------------

                              Attest:------------------------------

                                   Title: ------------------------

                         [CORPORATE SEAL]

                      EXHIBIT "A"

ALL THAT TRACT OF LAND in Land Lot 102 of the 18th District of
DeKalb County, Georgia, described as follows:

BEGINNING AT AN IRON PIN set at the intersection of the land lot line dividing Land Lot 101 and Land Lot 102 and the south right-of-way line of North Druid Hills Road (which right-of-way line is located 50 feet from the centerline of North Druid Hills Road); thence along said land lot line South 01 degree 33 minutes 37 seconds East 682.01 feet to an iron pin set; thence South 88 degrees 20 minutes 37 seconds West 1,706.62 feet to an iron pin set; thence North 55 degrees 46 minutes 48 seconds East 1,466.20 feet to an iron pin set on the south right-of-way line of North Druid Hills Road; thence following said right-of-way line 487.60 feet along the arc or the curve which is south of the chord (chord bearing South 78 degrees 52 minutes 05 seconds East, chord distance 484.07 feet) to THE POINT OF BEGINNING; containing approximately 18.968 acres.

                      EXHIBIT "B"

1. Taxes for the year 1995 and subsequent years, not yet due and payable.

2.   Easement from Summit hills to Georgia Power Company, dated
March 23, 1983, filed April 4, 1983 and recorded in Deed Book
4738, Page 58, DeKalb County Records.

3. Conveyance of 100-foot strip or strips located on lands adjacent to the southwestern portion of caption property, from E.V. Camp to Georgia Power Company, dated 4/8/42, recorded in Deed Book 573, Page 591, DeKalb County Records, and dated 4/28/50, recorded in Deed Book 806, Page 501, aforesaid records, contains easements across caption property for ingress and egress to construct and maintain transmission lines and appurtenances within said strip or strips.

     NOTE: Georgia Power Company has represented that it will use existing streets as much as possible for ingress and egress to its right-of-way and will only make use of its ingress and egress rights across caption property when there are no other practical routes to reach the right-of-way.

                      EXHIBIT "C"

             (Pending or Threatened Suits)
                      EXHIBIT "D"

                         NONE

                      EXHIBIT "E"

                  (Current Rent Roll)
                      EXHIBIT "E"

    (Partnership and General Partner Documentation)
                      EXHIBIT "F"

     (list of unpaid bills for labor or materials)

                LOAN CLOSING STATEMENT

LENDER:        GENERAL ELECTRIC CAPITAL CORPORATION, a New York
Corporation

BORROWER:      CARLYLE REAL ESTATE LIMITED PARTNERSHIP-XV, an
Illinois limited partnership

ESCROW AGENT   TICOR TITLE INSURANCE COMPANY

LOAN AMOUNT    $8,175,000.00

PROPERTY:      Woodland Hills Apartments
               3471 North Druid Hills Road
               Decatur, GA

DATE:          November 2, 1994

Lender, Borrower and Escrow Agent hereby acknowledge that attached hereto as Schedule 1 is a true and correct copy of that certain
Loan Closing Statement with respect to the above referenced transaction.

All items referenced herein correspond to items shown on the Loan
Closing Statement attached hereto as Schedule 1.

Lender is authorized to wire transfer $6,901,099.86 as delineated in Section I.A. of Schedule 1 and Borrower will wire transfer $98,916.15 as delineated in Section I.B. of Schedule 1, directly to the Escrow Agent's bank account pursuant to the following instructions;

     Bank Name:     NationsBank of Georgia, NA
     Bank Location: Atlanta, GA
     Bank ABA#:     061 000 052

     Account Name:  TICOR Title Insurance Co. Custodial Account
     Account #:     02320257

     Reference:     GECC/Carlyle Loan Closing

     Attn:          Tammie P. Warner @ TICOR
                    (404) 303-6300


Escrow Agent shall not make any disbursements until Escrow Agent shall have received all such funds from Lender and Borrower.

All funds wired to the Escrow Agent by Lender and Borrower shall be disbursed by Escrow Agent as follows:

       1. Items II.A. shall be disbursed by wire transfer to Connecticut General Life Insurance Company ("CIGNA") pursuant to the wire transfer instructions enumerated on CIGNA's payoff letter.

       2. Items II.B.1 to 4 shall be disbursed by check to the indicated party,

Borrower acknowledges receipt of $8.175,000.00 under the Loan which constitutes the total Loan Advance set forth in the Loan Closing Statement. Borrower acknowledges that a portion of the initial loan advance in the total amount of $1,273,900.14 has been applied by Lender to Items I.A.1. to 4. by bookkeeping entry.

Borrower acknowledges that the legal fees of King of Spalding set forth in Schedule 1, is a estimate of its fees and expenses including post closing matters. Accordingly, Borrower agrees to pay any additional legal fees of King & Spalding and King & Spalding agrees to refund any overpayment directly to the Borrower.

All escrow fees due Escrow Agent will be paid by Borrower outside of closing and Lender will have no liability therefore.

The parties hereto, authorize the disbursement and payments set forth in Schedule 1 and by their respective execution of the Loan Closing Statement, Borrower and Lender agree that the provisions and calculations set forth in Schedule 1 are true and correct.

Borrower: Carlyle Real Estate LimitedLender: General Electric
          Partnership - XV                   Capital Corporation

     By:  JMB Realty Corporation,
          general partner


          By: ------------------             By: ------------------

               Name: --------                     Name:-----------

               Title:--------                     Title:----------


Escrow Agent:  TICOR Title Insurance Company


          By:  LINDA S. ANDREOZZ
               -----------------
               Name: Linda S. Andreozz
               Title: Vice President


                      Schedule 1

              Loan Closing Statement For
               Woodland Hills Apartments
                       (11/2/94)
1. SOURCE OF FUNDS
  A. Loan Proceeds
$8,175,000.00
     Maximum Loan Amount                         ($0.00)
     Less:  Holdbacks                            -------------
     TOTAL INITIAL LOAN ADVANCE                 $8,175,000.00
     Less: Amounts Retained
          by Lender for;
       1. Balance of Commitment Fee                    ($0.00)
       2. Out-of-Pocket Expenses
          (Ref. Exhibit "A")                       ($4.163.80)
       3. Initial R.E. Tax Escrow                      ($0.00)
       4. Payoff of existing
          2nd mortgage to
           GEREE:
           Principal                            $1,256,667.00
           Interest from
             10/1 to 11/1                          $13,069.34
                                                -------------
           Total due GEREE                     ($1,269,736.34)

       Total Retained By Lender                ($1,273,900.14)
                                                --------------
     TOTAL WIRE TRANSFERRED BY LENDER           $6,901,099.86

  B. Cash due from Borrower                        $98.916.15

TOTAL SOURCE OF FUNDS                           $7,000,016.01
II. DISBURSEMENTS
  A. To Connecticut General Life
     Insurance Company
     ("CIGNA") TO PAYOFF EXISTING
       1ST MORTGAGE:
           Principal                            $6,800,800.00
           Interest from 10/1 to 11/1              $74,951.00
                                                -------------
           Total Due CIGNA                      $6,874,951.11
  B. Closing Costs
       1. To Pircher, Nichols
          & Meeks for Legal Fees
          on behalf of Borrower            P.O.C.
       2. To King & Spalding for
          estimated Legal Fees
          on behalf of Lender                      $15,500.00
       3. To Ticor Title Insurance
          Co. for
           a. Title Insurance
              Premium, exam,
              etc.                                  $8,956.25
           b. Estimated
              Recording fees                          $250.00
                                                -------------
               Total due Ticor
                Title Insurance Co.                 $9,206.25
       4. To Rochester Associates
          for Updated survey.                       $5,500.00
       5. To DeKalb County Tax
          Commissioner for
          payment of balance of 1994
          Real Estate Taxes                        $94,858.65
           Total Closing Costs                     ----------

                                                  $125,964.90

TOTAL DISBURSEMENTS                             $7,000,016.01
                                                =============


                      EXHIBIT "A"

              GECC OUT-OF-POCKET EXPENSES
             FOR WOODLAND HILLS APARTMENTS

ITEM/DESCRIPTION                                 AMOUNT

ENGINEERING REPORT  Eckland Consultants          $1,512.76

ENVIRONMENTAL REPORT  Law Engineering            $2,600.00

MARKET REPORTS                                   $0.00

CREDIT REPORTS                                   $0.00

PHOTO'S & AERIALS                                $51.04

OVERNIGHT MAIL                                   $0.00

PRO-JECT CONSULTANT                              $0.00

TRAVEL & LIVING                             TOTAL
  Airfare                                   $0.00
  Hotel                                     $0.00
  Meals                                     $0.00
  Rental Car                                $0.00
  Mileage                                   $0.00
  Parking                                   $0.00
                                            -----
  TOTAL TRAVEL & LIVING                          $0.00
                                                 ---------
TOTAL GECC OUT-OF-POCKET EXPENSES                $4,163.80
                                                 =========

                    PROMISSORY NOTE

$8.175,000.00                          Atlanta, Georgia
                                                 , 1994

     1. Promise to Pay. FOR VALUE RECEIVED, CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XV, an Illinois limited partnership having JMB Realty Corporation and Realty Associates - XV, L.P. as its only general partners and having its principal place of business at 900 North Michigan Avenue, Chicago, Illinois 60611-1575, Attention : Stephen A. Lovelette (hereinafter referred to as the "Maker"), hereby promises to pay to the order of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation [hereinafter referred to as the "Payee"; the Payee, together with any subsequent holder(s) hereof, sometimes hereinafter collectively referred to as the "Holder"], at CREF, P.O. Box 102771, Atlanta, Georgia 30368-0771, or at such other place as may be designated by the Holder hereof, on October 1, 1997, the principal sum of EIGHT MILLION ONE HUNDRED SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($8,175,000.00), or so much thereof as may be outstanding, together with any and all interest, including Base Interest, and together with any and all Late Charges, all computed and payable as hereinafter provided (as such terms are hereinafter defined).

     2. Security. This Note is secured, in part, by (i) the Security Deed and (ii) the Assignment (as such terms are hereinafter defined).

     3. Certain Defined Terms. As used herein, the following terms shall have the following meanings (such meanings to be applicable to both the singular and plural form of the terms defined):

          3.1. "Approved Repair and Replacement Work" shall mean the capital repair and replacement work listed on Exhibit "A", attached hereto and by this reference made a part hereof (as distinguished from routine repair and maintenance work and as further distinguished from capital improvements and/or additions), performed and to be performed at the Property, and approved by Payee.

          3.2. "Assignment" shall mean that certain Assignment of Rents and Leases dated as of even date herewith given by Maker in favor of Payee and to be recorded in Dekalb County, Georgia
Records.

          3.3. "Base Interest" shall mean the interest which is payable on this Note at the Contract Interest Rate in accordance with Article 4 hereof.

          3.4. "Capital Repair and Replacement Reserve Account" shall mean the account to be established pursuant to the provisions of Article 14 hereof.

          3.5. "Contract Interest Rate" shall mean a per annum rate of interest, as the same may change form time to time, equal to four (4.0) percentage points per annum in excess of the GECC Composite Commercial Paper Rate, as the same may change from time to time.

          3.6. "Default Rate" shall mean a per annum rate of interest, as the same may change from time to time, equal to five
(5.0) percentage points per annum in excess of the Contract
Interest Rate.

          3.7. "Event of Default" shall have the meaning specified in the Security Deed.

          3.8. "GECC Composite Commercial Paper Rate" shall mean the "Average Interest Expense", as hereinafter defined, on the actual principal amount of the GECC Composite Commercial Paper outstanding for General Electric Capital Corporation's full fiscal month preceding the interest billing month. "GECC Composite Commercial Paper" shall mean General Electric Capital Corporation's outstanding commercial paper for terms of twelve
(12) months or less from sources within the United States of America but excluding the current portion of General Electric Capital Corporation's long term debt and GECC Financial Corporation's borrowings and interest expense. "Average Interest Expense" shall mean the percentage obtained by dividing the interest expense on GECC Composite Commercial Paper for such fiscal month by the average daily principal amount of GECC Composite Commercial Paper outstanding during such fiscal month, divided by the actual number of days in such fiscal month and multiplied by the actual number of days in the calendar year. The GECC Composite Commercial Paper Rate shall be determined by General Electric Capital Corporation and evidenced by a certificate issued by an authorized General Electric Capital Corporation employee.

          3.9. "Hazardous Substances Indemnity" shall mean that certain Hazardous Substances Indemnity Agreement dated as of even date herewith given by Maker in favor of Payee.

          3.10. "Late Charges" shall have the meaning specified in Article 7 hereof.

          3.11. "Loan" shall mean the loan made and to be made by Holder to Maker in accordance with and subject to the terms and conditions of this Note.

          3.12. "Loan Documents" shall mean, collectively, this Note, the Security Deed, the Assignment, the Hazardous Substances
Indemnity and any other documents, instruments or agreements evidencing or securing the Loan.

          3.13. "Maturity Date" shall mean the earliest of (i) October 1, 1997, (ii) the date on which the entire indebtedness evidenced by this Note is otherwise required by the terms of this Note or the Loan Documents to be paid in full, or (iii) the date to which Holder accelerates payment of this Note after an Event of Default.

          3.14. "Maturity Obligations" shall mean the entire outstanding principal amount of this Note, together with all accrued but unpaid interest thereon, and all other sums due and unpaid hereunder and under the other Loan Documents.

          3.15. "Maximum Rate" shall mean the maximum lawful rate which may be contracted for, charged, taken, received or reserved by Holder in accordance with the applicable laws of the State of Georgia (or applicable United States of America federal law to the extent that it exempts Holder from the applicable provisions of Georgia law or permits Holder to contract for, charge, take, receive or reserve a greater amount of interest than under Georgia law), taking into account all fees and charges due under the Loan.

          3.16. "Property" shall mean the real property, together with any improvements located thereon, located in DeKalb
County, Georgia and commonly known as the "Woodland Hills
Apartments", as more particularly described in the Security Deed.

          3.17. "Security Deed" shall mean that certain Deed to Secure Debt and Security Agreement dated as of even date herewith give by Maker in favor of Payee and to be recorded in DeKalb
County, Georgia Records.

     4. Base Interest. Subject to Articles 6 and 13 hereof, interest only at the Contract Interest Rate on the outstanding balance of principal on this Note shall accrue and shall be due and payable in arrears monthly on the first day of each and every month beginning December 1, 1994, to and including October 1, 1997. The Maturity Obligations shall be due and payable on the Maturity Date. Interest at the Contract Interest Rate shall be computed on the basis of a fraction, the denominator of which is three hundred and sixty (360) and the numerator of which is the actual number of days elapsed from the date hereof or the date of the preceding interest installment due date, as the case may be, to the date of the next succeeding interest installment due date.

     5. Limitation on Interest. Notwithstanding anything in the preceding Article to the contrary, if at any time the interest payable at the Contract Interest Rate, together with interest at the Default Rate, if any, and together with all fees and charges, if any, and any and all other amounts owing under the Loan Documents which are treated as interest under applicable law, computed over the full term of this Note, exceeds the Maximum Rate, the rate of interest payable hereunder, including any default interest, together with all charges, shall be limited to the Maximum Rate. If at any time the interest specified above would exceed the Maximum Rate thereby causing the interest on the indebtedness evidenced hereby to be limited to the Maximum Rate, then any subsequent reduction in the Contract Interest Rate which would otherwise occur under the terms of this Note shall not reduce the rate of interest on the indebtedness evidenced hereby below the Maximum Rate until the total amount of interest accrued on the indebtedness evidenced hereby equals the amount of interest which would have accrued on the indebtedness evidenced hereby if the entire interest otherwise accruing hereunder had not been reduced pursuant to this Article 5. Nothing in this Article 5 shall in any way alter or amend the express intent of Maker and Holder that none of the charges or other amounts payable hereunder except for interest computed at the Contract Interest Rate and interest computed at the Default Rate, are or shall be deemed to be, interest payable on account of the Loan or otherwise, and Maker acknowledges that the interest computed at the Contract Interest Rate and interest computed the Default Rate is the only interest payable hereunder.

     6.  Place of Payment; Prepayment.

          6.1. Place of Payment. All payments on this Note are payable at Payee's office addressed to General Electric Capital Corporation - CREF, Post Office Box 102771, Atlanta, Georgia 30368-0771, or at such other place as Payee or other holder hereof shall notify Maker in writing.

          6.2. Application of Payments. All payments received by Holder on this Note shall be applied by Holder as follows: first, to the payment of delinquency, or Late Charges, if any; second, to accrued and unpaid interest at the Contract Interest Rate; and third, to the reduction of principal.

          6.3. Prepayment. Except as otherwise expressly provide in the Security Deed, neither this Note nor the Maturity Obligations may be prepaid in whole or in part at any time prior to July 31, 1995. From and after August 1, 1995 until October 31, 1996, Maker may prepay this Note in whole (but not in part) (i) upon at least ten (10) days prior written notice to Holder, (ii) on any regularly scheduled due date hereof for the payment of interest, and (iii) except as otherwise expressly provided in the Security Deed, upon the payment of a prepayment premium equal to one percent (1.0%) of the then outstanding principal balance of the Loan, so prepaid. From and after November 1, 1996, this Note and the Maturity Obligations may be prepaid in whole (but not in part) at any time without any prepayment penalty, premium or unearned interest. Prepayment resulting from a condemnation or other casualty may be made by Maker at any time without penalty, premium or unearned interest.

          6.4. Method of Payment. Holder reserves the right to require any prepayment or final payment on this Note to be by wired federal funds or other immediately available funds.

     7.  Late Charges

          7.1. Late Charges. In the event Maker fails to pay any installment of principal or interest required to be paid by the terms of the Note, which failure has continued for a period of five (5) days after its due date, Holder may, at its option, impose one "Late Charge" equal to five percent (5%) of the amount of each and every such past due installment notwithstanding the date on which such payment is actually paid to Holder. Any Late Charge imposed by Holder in accordance with this Section 7.1 shall be due and payable on written demand.

          7.2. Liquidated Damages; Not Interest. Maker agrees that any such Late Charge shall not be deemed to be additional interest or a penalty, but shall be deemed to be liquidated damages because of the difficulty in computing the actual amount of damages in advance. If any such Late Charge is in excess of the amount permitted to be charged to Maker under applicable law, Holder shall be entitled to collect the Late Charge at the highest rate permitted by such law.

          7.3. Secured. Until any and all Late Charges are paid in full, the amount thereof shall be added to the indebtedness secured by the Loan Documents.

     8. Acceleration. In the event Maker fails to pay any installment of principal and/or interest on this Note within five
(5) days after the due date thereof, or upon the happening of any other "Event of Default," then and in any such event Holder may at its option declare the entire unpaid balance of this Note, together with interest accrued thereon, and together with all other Maturity Obligations to be immediately due and payable and Holder may proceed to exercise any rights or remedies that it may have under the Loan Documents or such other rights and remedies which Holder may have at law, equity or otherwise. From and after the Maturity Date (whether by acceleration, passage of time or otherwise), interest shall accrue on the outstanding principal balance of this Note (including capitalized interest) at the Default Rate. In the event of such acceleration, Maker may discharge its obligations to Holder by paying the unpaid principal balance hereof as of the date of such payment, plus accrued interest, Late Charges computed in the manner set forth above, if any, plus any advances made by Holder pursuant to the Security Deed and the Loan Agreement and all other Maturity Obligations.

     9. Attorney's Fees. After an Event of Default, in addition to principal, interest, and Late Charges, if any, Holder shall be entitled to collect all out of pocket costs of collection, including, but not limited to, reasonable attorneys' fees incurred in connection with the protection or realization of collateral or in connection with any of Holder's collection efforts, whether or not suit on this Note or any foreclosure proceeding is filed, and all such costs and expenses shall be payable on demand and until paid shall also be secured by the Loan Documents and by all other collateral held by Holder with respect to the Loan as security for Maker's obligations to Holder.

     10. Non-Waiver by Holder. No failure on the part of Holder or other holder hereof to exercise any right or remedy hereunder, whether before or after the happening of an Event of Default, shall constitute a waiver thereof, and no waiver of any past Event of Default shall constitute waiver of any future Event of Default or of any other Event of Default. No failure to accelerate the debt evidence hereby by reason of default hereunder, or acceptance of a past due installment of principal or interest, or indulgence granted from time to time shall be construed to be a waiver of the right to insist upon prompt payment thereafter or the right to impose Late Charges retroactively or with respect to any late payments occurring thereafter, or shall be deemed to be a novation of this Note or as a reinstatement of the debt evidenced hereby or as a waiver of such right of acceleration or any other right, or be construed so as to preclude the exercise of any right which Holder may have, whether by the laws of the state governing this Note, by agreement or otherwise; and Maker and each endorser or guarantor hereby expressly waives the benefit of any statute or rule of law or equity which would produce a result contrary to or in conflict with the foregoing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom such agreement is sought to be enforced.

     11. Waiver by Maker. Maker, and each endorser of this Note hereby waives presentment, protest, demand, diligence, notice of dishonor and of nonpayment, and waives and renounces all rights to the benefits of any statute of limitations and any moratorium, appraisement, marshalling of assets, exemption and homestead now provided or which may hereafter be provided by any federal or state statute, including, but not limited to, exemptions provided by or allowed under Title 11 of the United States Code, as at any time amended, both as to itself personally and as to all of its or their property, whether real or personal, against the enforcement and collection of the obligations evidenced by this Note and any and all extensions, renewals and modifications hereof.

     12. Exculpation. Notwithstanding andy provision herein or in any other Loan Document to the contrary, except for the personal obligation and liability of Maker to Payee pursuant to the Hazardous Substances Indemnity and except as otherwise provided in this Article 12, Maker shall not be personally liable for the repayment of any of the principal of, or Base Interest, interest at the Default Rate, or Late Charges on, or any other costs or charges evidenced by this Note or costs incurred in connection with the collection of, the indebtedness evidenced by this Note or any other indebtedness evidenced or secured by the Loan Documents or for any deficiency judgment which Holder may obtain after foreclosure of the Property after default by Maker or for the breach of any other obligation under the Loan Documents; it being understood that the recourse of Holder and each of its successors and assigns under or in connection with this Note, any other Loan Documents, and any certificates and instruments executed in connection therewith, as amended or supplemented from time to time, shall, except for the personal obligation and liability of Maker to Payee pursuant to the Hazardous Substances Indemnify and except as otherwise provided in this Article 12, be limited to Maker's interest in the Property only, and Holder and each of its successors and assigns does hereby waive any such liability.

Notwithstanding the foregoing, Maker shall not be exonerated or exculpated for any actual deficiency, loss or damage suffered by Holder as a result of failure by Maker to comply with any of the terms or conditions (other than the provisions relating to the payment of principal, Base Interest, interest at the Default Rate, or Late Charges) of this Note, the other Loan Documents or any other documents evidencing, pertaining to, or securing the Loan which relate to losses resulting form the following:

     (a) Maker's failure to perform its obligations to properly account to Holder for any proceeds of insurance or condemnation awards as required by the Security Deed; or

     (b) any application by Maker of insurance proceeds, condemnation awards, security deposits or trust funds in violation of the provisions of the Security Deed or the Assignment; or

     (c) Maker's failure to comply with provisions of the Security Deed prohibiting the sale or further encumbering of the Property; or

     (d) Maker's failure to apply proceeds of rents and other income of the Property:

          (i) to the payment of insurance premiums, debt service (principal and interest), taxes, assessments, water and sewer bills and any other lien claims and indebtedness to the extent that the Loan Documents require such rents and income to be so applied, and

          (ii) to the payment of costs of maintenance and operation of the Property and to capital expenditures (including payments required to be made to the Capital Repair and Replacement Reserve Account, if any) and other expenses relating to the Property before using such proceeds for any other purpose; provided, however, that Maker shall have no liability under this clause (d) unless, at the time Maker used such proceeds for purposes other than those described in subsections (i) and (ii) of this clause, Maker or Manager [which will be defined in section
1.17 of the Security Deed] had knowledge that any items described in subsections (i) and (ii) of this clause were then due and payable or had knowledge that, if such proceeds were then used for other purposes, Maker would not have sufficient funds to pay the items described in subsections (i) and (ii) that would become due and payable within sixty (60) days thereafter; and, provided further, that Maker's liability under this clause (d) shall be limited to the actual amount of such proceeds used for purposes other than those described in subsections (i) and (ii) of this clause.

     (e) Maker's entering into or modifying leases in violation of the Security Deed or the Assignment, other than in the normal course of business; or

     (f) the collection of rentals under leases for periods of mare than two months in advance; or

     (g) Maker's intentional physical damage or destruction to the Property; or

     (h) claims arising by, through or under Maker for brokerage commissions or finders' fees for arranging the Loan evidenced by this Note; or

     (i) claims made by Maker, its successors and assigns, any partner in Maker, any affiliate of Maker, any affiliate of any partner in Maker, any creditor of Maker, or any other person or entity that this Note or the transactions evidenced hereby establish a joint venture or partnership arrangement between Maker and Holder.

The foregoing limitations on Maker's personal liability shall neither impair the validity of the indebtedness evidenced by this Note or the lien of or security interest of the Loan Documents or the right of Holder to foreclose and/or enforce the Loan Documents after the occurrence of an Event of Default by Maker. Nothing herein shall be deemed to be a waiver of any right which Holder may have under Section 506(1), 506(b), 1111(b) or any other provision of the Bankruptcy Reform Act of 1978 to file a claim for the full amount of the debt owing to Holder by Maker or to require that the Property shall continue to secure all of the indebtedness evidenced by this Note in accordance with the Loan Documents. The foregoing limitations on Maker's personal liability shall not impair or waive any of the rights of Holder to enforce the Hazardous Substances Indemnity.

     Notwithstanding anything herein contained or in any Loan Documents to the contrary, no present or future constituent partner in or agent of maker or its respective successors and assigns, nor any shareholder, officer, director, employee, trustee, beneficiary or agent of or any corporation or trust or agent of Maker or of any constituent partner in Maker shall be personally liable, directly or indirectly under or in connection with this Note or any other Loan Document, or any instrument or certificate securing or otherwise executed in connection with this Note or any other Loan Document or any amendments or modifications thereto made at any times heretofore or hereafter and Holder and Holder's successors and assigns hereby waive such personal liability. Accordingly, with respect to the foregoing exceptions to the non-recourse provisions contained in this Section 12, Holder's recourse shall be limited solely to the assets of Maker.

     For the purposes of this Note, each of the other Loan Documents and any such instruments and certificates and any amendments or modifications thereto, neither the negative capital account of any constituent partner in Maker nor any obligation of any constituent partner in Maker to restore a negative capital account or to contribute capital to Maker or to any other constituent partner in Maker, shall at any time be deemed to be the property or an asset of Maker or any such constituent partner (and neither Holder nor any of its successors or assigns shall have any right to collect, enforce or proceed against or with respect to any such negative capital account or a partner's obligation to restore or contribute). As used herein, a "constituent partner" in Maker shall mean any present or future partner in Maker or in any partnership that has a direct or indirect interest (through one or more partnerships) in Maker.

     13.  Compliance with Usury Laws.

          13.1. Notwithstanding anything to the contrary contained in this Note or any of the other Loan Documents, in no event shall the sum of all interest paid or payable on the outstanding principal of the Loan or otherwise hereunder or under the Loan Documents exceed the amount of interest which would have accrued on all such amounts from time to time outstanding at the rate of five percent (5%) per month. As used in this Section 13.1, the term "interest" shall mean and include all Base Interest, interest at the Default Rate, and all other fees, charges, requirements, and other amounts now or hereafter deemed under law to be interest or charges for the use of money advanced or to be advanced under this Note or any of the other Loan Documents which a court of competent jurisdiction may deem applicable hereto.

          13.2. It is the intention of the parties to conform strictly to the usury laws, whether state or federal, that are applicable to this Note. All agreements between Maker and Holder, whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity hereof or otherwise, shall the amount paid or agreed to be paid to Payee or the holder hereof, or collected by Payee or such holder, for the use, forbearance or detention of the money to be loaned hereunder or otherwise, or for the payment or performance of any covenant or obligation contained herein or in the Loan Documents, or in any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, exceed the maximum amount permissible under applicable federal or state usury laws. If under any circumstances whatsoever fulfillment of any provision hereof or of the Loan Documents or any other documents, at the time performance of such provision shall be due, shall involve exceeding the limit of validity prescribed by law, than ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if under any circumstances Payee or other holder hereof shall ever receive an amount deemed interest by applicable law, which would exceed the highest lawful rate, such amount that would be excessive interest under applicable usury laws shall be applied to the reduction of the principal amount owing hereunder or to other indebtedness secured by the Loan Documents and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal and such other indebtedness, the excess shall be deemed to have been a payment made by mistake and shall be refunded to Maker or to any other person making such payment on Maker's behalf. All sums paid or agreed to be paid to the Holder for the use, forbearance or detention of the indebtedness of Maker evidence hereby, outstanding from time to time shall, to the extent permitted by applicable law, and to the extent necessary to preclude exceeding the limit of validity prescribed by law, be amortized, prorated, allocated and spread from the date of disbursement of the proceeds of this Note until payment in full of the Loan so that the actual rate of interest on account of such indebtedness is uniform throughout the term hereof. The terms and provisions of this
Article 13 shall control and supersede every other provision of all agreements between Maker and Holder.

     14.  Capital Work.

          14.1. Approved Repair and Replacement Work. Maker shall on January 31, 1995 deposit with Payee an amount equal to the difference between (x) $7,600.00 and (y) the actual costs and expenses incurred by Maker during the period from the date hereof through and including December 31, 1994 for Approved Repair and Replacement Work to the Property. In the event the actual costs and expenses incurred by Borrower for Approved Repair and Replacement Work to the Property during such period exceeds $7,600.00, then Maker may apply such difference to the payment or payments due by Maker to Payee under this Section 14.1 for the following calendar year or years, as the case may be. In addition, Maker shall, commencing on January 31, 1996 and continuing on the thirty first (31st) day after the end of each subsequent calendar year during the term hereof, deposit with Payee an amount equal to the difference between (x) $45,600.00 and
(y) the actual costs and expenses incurred by Maker during the prior calendar year for Approved Repair and Replacement Work to the Property. In the event the actual costs and expenses incurred by Borrower for Approved Repair and Replacement Work to the Property during any calendar year exceeds $45,600.00, then Maker may apply such difference to the payment or payments due by Maker to Payee under this Section 14.1 for the following calendar year or years, as the case may be.

          14.2. Repair and Replacement Reserve Account. All funds deposited with Payee pursuant to Section 14.1 above shall be held by it in a separate interest bearing account which is segregated from Payee's general funds (the "Capital Repair and Replacement Reserve Account"), and , provided that no Event of Default shall have occurred and be continuing, shall be applied in payment of costs and expenses incurred by Maker for any Approved Repair and Replacement Work with respect to the Property, to the extent such funds have not previously been advanced. Should an Event of Default occur and remain uncured, the funds deposited with Payee, as aforementioned, to the extent such funds have not previously been advanced, may be applied in payment of the costs and expenses for which such funds shall have been deposited or to the payment of the Loan or any other charges affecting the security of Holder, as Holder sees fit, but no such application shall be deemed to have been made by operation of law or otherwise until actually made by Holder as herein provided.

          14.3. Deferred Maintenance Work. At Maker's sole cost and expense, Maker shall on or before July 1, 1995 perform or cause to be performed at the Property all of the work listed on Exhibit "B", attached hereto and by this reference made a part hereof, to the reasonable satisfaction of Payee.

     15. Governing Law. This Note shall be governed by and construed under the laws of the State of Georgia. Maker hereby submits to personal jurisdiction in said State for the enforcement of Maker's obligations hereunder and under the Loan Documents, and waives any and all personal rights under the law of any other state to object to jurisdiction within such State for the purposes of litigation to enforce such obligations of Maker. In the event such litigation is commenced, Maker agrees that service of process may be made and personal jurisdiction over Maker obtained, by service of a copy of the summons, complaint and other pleadings required to commence such litigation upon Maker's appointed Agent for Service of Process in such State, which Agent Maker hereby designates to be:

          Corporation Process Company
          180 Cherokee St., N.E.
          Marietta, GA  30060

     IN WITNESS WHEREOF, Maker has duly made and issued this Note under seal as of the date and year first above written.

                    CARYLYLE REAL ESTATE LIMITED PARTNERSHIP -

                    XV, an Illinois limited partnership

                    BY:  JMB Realty Corporation, a Delaware
                         corporation, general partner

                         By: ----------------------

                              Title: ---------------

                         Attest: ------------------

                              Title: ---------------


                                   [CORPORATE SEAL]